SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934

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                                         Domini Institutional Trust
(Name of Registrant as Specified In Its Charter)

                                              Roger P. Joseph
(Name of Person(s) Filing Proxy Statement)

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Domini Institutional Trust
536 Broadway, 7th Floor
New York, New York 10012

April 2, 2001

Dear Fellow Shareholder:

I am writing today to request your vote for a number of important proposals concerning the management of the Domini Institutional Social Equity Fund.

Enclosed is a proxy statement describing these proposals, which will be considered at a Special Meeting of Shareholders of the Fund. The Special Meeting will be held on May 7, 2001, at 11:00 a.m., Eastern Time, at the offices of Bingham Dana LLP, 150 Federal Street, 16th Floor, Boston, Massachusetts. You are receiving this proxy statement because you were a shareholder of the Fund on March 15, 2001, and are entitled to vote.

I certainly understand your temptation to set this proxy aside for another day, or to simply ignore it altogether. I strongly encourage you to resist this temptation, and cast your vote today. If you vote promptly you will save the Fund the additional costs required for follow up mailings and telephone calls. Your vote is important, and voting only takes a few minutes.

Shareholders of the Fund are being asked to vote on various matters which are summarized in a chart on [page ___] of the proxy statement. You are not required to attend the Meeting in order to cast your vote. Please take a few moments to read the enclosed materials and then cast your vote by simply filling out the enclosed card, or by calling [____________], or visiting www.[_______] on the Internet. As a shareholder, you cast one vote for each share that you own. If the Fund does not receive your proxy card, our proxy solicitor, DF King, may contact you to help you cast your vote.

We apologize for the bulk of these materials, but have decided to propose all of the items in this proxy statement now in order to save the Fund the costs of preparing separate proxy statements, and to spare you the time it would take to review and respond to several different proxy solicitations.

None of the proposals described in the enclosed materials will change the investment strategies or objectives of the Fund. The Fund's Board of Trustees has carefully reviewed these proposals and has determined that they are fair and reasonable and in shareholders' best interests. The Fund's Board of Trustees is composed of seven individuals, six of whom are unaffiliated with Domini Social Investments LLC. Their job is to protect your interests as shareholders. The Board recommends that you vote "For" each of these proposals.

We have made an effort to write as much of this material in plain English as possible. Although we encourage you to read through this proxy statement carefully, we have also prepared a brief Overview section in order to help make your decision easier. We hope that you find it helpful.

Your vote is important. Please take a moment now to vote by completing your proxy card, or by calling [____________] or visiting www.[__________]. If you choose to vote by mail, please be sure to sign your proxy card and return it in the enclosed postage-paid envelope. If you have any questions regarding the issues to be voted on, or need assistance in completing your proxy card, please contact [_________________________] at [_________________________]. For additional information on the voting process, see Part 2 of the proxy statement.

Thank you in advance for your participation in this important process.

Sincerely yours,

Amy L. Domini
Chair and President
Domini Institutional Trust

TABLE OF CONTENTS
Page
Overview of Proxy Statement	__
Notice of Special Meeting	__
Proxy Statement	__
Part 1. Overview	__
Part 2. Information Regarding Voting and the Special Meeting	__
Part 3. The Proposals	__
Proposal 1. To approve a Submanagement Agreement	__
Proposal 2. To elect a Board of Trustees	__
Proposal 3. To approve a new Declaration of Trust	__
Proposal 4. To approve changes to and the elimination of certain fundamental investment policies	__
Proposal 5. To approve the selection of accountants	__
Proposal 6. Other business	__
Part 4. Information Regarding the Fund	__
Exhibits
Exhibit A - Submanagement Agreement with SSgA Funds Management, Inc. ("SSgA")	A-1
Exhibit B - SSgA Index Funds	B-1
Exhibit C - Declaration of Trust	C-1
Exhibit D - Fundamental Policies	D-1

OVERVIEW OF PROXY STATEMENT

          A Special Meeting of Shareholders of the Domini Institutional Social Equity Fund will be held at Bingham Dana LLP, 150 Federal Street, 16th Floor, Boston, Massachusetts, on May 7, 2001 at 11:30 a.m., Eastern Time, for the purposes described in this proxy statement.

          We encourage you to read this proxy statement carefully before casting your vote. We have prepared the following questions and answers in order to help make your decision easier. If you have any further questions, please feel free to call us at 1-800-582-6757.

Q.	What is the role of the Board of Trustees?
A.

The Board of Trustees has the important responsibility of protecting your interests as shareholders. They oversee the operations of the Fund, and make sure that all decisions are fair and in your best interests. The Fund's Board of Trustees is made up of 7 individuals, six of whom are "independent" meaning that they have no formal affiliation with Domini Social Investments LLC ("DSIL") (the manager of the Fund) or the Fund except in the role they play as Trustees. In addition, the Trustees are represented by independent legal counsel to further ensure that shareholder interests remain paramount. Proposal 2 concerns the election of the Board of Trustees. Further information about the Trustees (including biographical information) is available at [page __].

Q.	How does the Board of Trustees recommend that I vote?
A.

The Board of Trustees has carefully reviewed all of the proposals and unanimously recommends that you vote FOR each proposal on the enclosed proxy card. Following each proposal is a brief discussion of the factors the Trustees considered before granting their approval.

Q.	If any of these proposals are approved, will there be any change in the investment strategies used by the Fund?
A.

No. There is no current intention to change any of the investment strategies or the investment objective of the Fund, including the Fund's commitment to principles of socially responsible investing. We are asking you to approve the proposals described in this proxy statement because we believe, and the Board of Trustees believe, that they are in your best interests.

Q.	Why are shareholders being asked to approve the submanagement agreement with SSgA Funds Management, Inc.?
A.

On January 1, 2001 DSIL replaced Mellon Equity with State Street Global Advisors, a division of State Street Bank and Trust Company ("SSB"), as the submanager of the Domini Social Index Portfolio. It is expected that SSgA Funds Management, Inc. ("SSgA") will replace SSB as the submanager of the Portfolio on May 1, 2001. Shareholders of the Fund are being asked to approve the submanagement agreement with SSgA because the Fund invests in the Domini Social Index Portfolio

SSgA, like SSB, is a subsidiary of State Street Corporation. SSgA and State Street Corporation's other investment adviser affiliates are part of the investment management business of State Street Corporation known as State Street Global Advisors. State Street Global Advisors is one of the largest investment managers in the world, currently managing more than $724.5 billion in assets.

The Board of Trustees carefully reviewed the capabilities and track record of State Street Global Advisors and unanimously approved their selection. We believe that SSgA will be able to provide the Portfolio with superior service, at lower cost.

Q.	What role will SSgA play in managing the Domini Social Index Portfolio?
A.

As submanager for the Domini Social Index Portfolio, SSgA's primary responsibility will be to ensure that the composition of the Domini Social Index Portfolio matches the Domini 400 Social IndexSM as closely as possible. SSgA will not be responsible for determining the composition of the Domini 400 Social IndexSM. In addition, SSgA will provide DSIL with various reports DSIL requires to supervise the management of the portfolio.

Q.	Why are the shareholders being asked to approve a new Declaration of Trust under proposal 3?
A.

The new Declaration of Trust will give the Trustees more flexibility and broader authority to act than the Declaration of Trust currently in effect for the Fund. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Fund to operate in a more efficient and economical manner. Adoption of the new Declaration of Trust will not remove any of the protections of federal law or alter in any way the Trustees' existing fiduciary obligations to act with due care and in your interest.

Q.	Why are shareholders being asked to approve proposal 4, which would amend or eliminate certain fundamental investment policies of the Fund? What is a "fundamental investment policy"?
A.

A "fundamental investment policy" is a policy that cannot be changed without a shareholder vote. There are a number of policies that the Fund follows that are currently "fundamental." We are asking that you approve the modification or elimination of certain of these policies.

After the Fund was established, certain legal and regulatory requirements applicable to mutual funds changed. The purpose of the proposed changes to these fundamental investment policies is to modernize and standardize the policies followed by the Fund, and to provide the Fund with the maximum flexibility permitted by law to pursue its investment objective. These changes will allow DSIL and the Board of Trustees to react to changes in the industry and in the marketplace without delay and without the expense of holding a shareholder meeting. Please note, however, that here is no current intention to change how the Fund is managed.

Q.	How do I vote?
A.	You can vote by mail, by telephone or via the internet. Please see the enclosed instructions.

DOMINI INSTITUTIONAL SOCIAL EQUITY FUND

536 Broadway, 7th Floor
New York, New York 10012
Telephone: (800) 582-6757
www.domini.com

NOTICE OF SPECIAL MEETING
OF SHAREHOLDERS

To be held Monday, May 7, 2001

          A Special Meeting of Shareholders of the Domini Institutional Fund (the "Fund") will be held at Bingham Dana LLP, 150 Federal Street, 16th Floor, Boston, Massachusetts, on Monday, May 7, 2001 at 11:30 a.m., Eastern Time, for the purposes listed below.

Please review the proposals listed below carefully and be sure to vote on each proposal.
Proposal 1.

To approve a Submanagement Agreement for the Domini Social Index Portfolio (the "Portfolio") between SSgA Funds Management, Inc. and Domini Social Investments LLC. Substantially all of the Fund's assets are invested in the Portfolio.

Proposal 2.	To elect seven Trustees of the Fund and the Portfolio.
Proposal 3.	To authorize the Trustees to adopt a new Declaration of Trust and to authorize the Trustees to adopt certain amendments to the Portfolio's Declaration of Trust.
Proposal 4.	To approve changes to and the elimination of certain fundamental investment policies of the Fund and the Portfolio.
Proposal 5.	To approve the selection of KPMG LLP as the independent certified public accountants for the Fund and the Portfolio.
Proposal 6.	To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments of the Special Meeting.

The Board of Trustees of the Fund recommends that you vote in favor of each of Proposals 1 through 5.

          Only shareholders of record on March 15, 2001 will be entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.

Carole M. Laible, Secretary

April 2, 2001

          YOUR VOTE IS IMPORTANT. If you promptly vote, sign and return the enclosed proxy you will help avoid the additional expense of a second solicitation. The enclosed addressed envelope requires no postage and is provided for your convenience.

DOMINI INSTITUTIONAL SOCIAL EQUITY FUND

536 Broadway, 7th Floor
New York, New York 10012
Telephone: (800) 582-6757
www.domini.com

PROXY STATEMENT

          This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees of the Domini Institutional Social Equity Fund (the "Fund") for use at a Special Meeting of Shareholders of the Fund, or any adjournment hereof, to be held at Bingham Dana LLP, 150 Federal Street, 16th Floor, Boston, Massachusetts, on Monday, May 7, 2001 at 11:30 a.m., Eastern Time, for the purposes set forth in the accompanying Notice of Special Meeting.

          This Proxy Statement is divided into the following four parts:
Part 1. Overview.	Pages _____
Part 2. Information Regarding Voting and the Special Meeting.	Pages _____
Part 3. The Proposals.	Pages _____
Part 4. Information Regarding the Fund.	Pages _____

          This Proxy Statement was first mailed to shareholders on or about April 2, 2001.

PART 1.          OVERVIEW.

          The Board of Trustees of the Fund have called a Special Meeting of Shareholders for the purposes described in the accompanying Notice of Special Meeting and as summarized below. The purpose of this Proxy Statement is to provide you with additional information regarding the proposals to be voted on at the Meeting and to request your vote in favor of the proposals.

          The following table lists the proposals and the pages of the Proxy Statement where the proposals are discussed in detail:
PROPOSAL	PAGE
1. To approve a Submanagement Agreement with SSgA Funds Management, Inc.	[Page __]
2. To elect a Board of Trustees.	[Page __]
3. To authorize the Trustees to adopt a new Declaration of Trust.	[Page __]
4. To approve changes to and the elimination of certain fundamental investment policies of the Fund and the Domini Social Index Portfolio.	[Page __]
5. To approve the selection of KPMG LLP as independent certified public accountants.	[Page __]

          The Fund is an open-end management investment company, or a mutual fund. The Fund is an index fund whose investment objective is to provide its shareholders with long-term total return that corresponds to the total return performance of the Domini 400 Social IndexSM, an index comprised of stocks selected according to social criteria.

          Domini 400 Social IndexSM is a service mark of Kinder, Lydenberg, Domini & Co., Inc. ("KLD") and is used under license. KLD is the owner of the Domini 400 Social IndexSM but is not the manager of the Fund or the Domini Social Index Portfolio.

Master/Feeder Fund Structure

          The Fund is a "feeder fund" in a "master/feeder" fund structure. That means that the Fund does not invest directly in portfolio securities. Instead, it seeks to achieve its investment objective by investing in the Domini Social Index Portfolio (the "Portfolio") - a "master fund". The Fund and the Portfolio have identical investment objectives and policies.

          The Portfolio has asked its investors, including the Fund, to vote on certain matters at a meeting of the Portfolio's investors. Under applicable law, the Fund, when asked to vote on matters as an investor in the Portfolio, must either seek instructions from Fund shareholders and vote in accordance with those instructions, or vote its interest in the Portfolio in the same proportion as the vote of all other investors in the Portfolio. You are being asked to vote on certain proposals described in this Proxy Statement because the Fund's Board of Trustees has decided to seek your instructions as to how to vote on these matters. This in effect allows you to have the same voting rights as if you were a direct investor in the Portfolio.

          Because there are investors in the Portfolio besides the Fund, it is possible that a Proposal concerning the Portfolio will not be approved by the requisite vote, even if the Proposal is approved by a majority of the outstanding voting securities of the Fund. It is also possible that a Proposal concerning the Portfolio will be approved by the requisite vote, even if the Proposal is not approved by a majority of the outstanding voting securities of the Fund.

Summary of Proposals

          Each of the following proposals is discussed in more detail in Part 3 of this Proxy Statement.

          Proposal 1.          Approval of a Submanagement Agreement.

          As described above, the Fund does not manage its own portfolio of securities, but rather invests in the Portfolio. The Portfolio currently employs Domini Social Investments LLC ("DSIL") as its investment manager. Prior to January 1, 2001, DSIL employed Mellon Equity Associates, LLP ("Mellon Equity") as an investment submanager to manage the investments of the Portfolio on a day-to-day basis.

          At the regular meeting of the Board of Trustees held on June 26, 2000, the Board voted to terminate the submanagement agreement between DSIL and Mellon Equity as of December 31, 2000 and authorized DSIL to enter into a submanagement agreement with State Street Global Advisors, a division of State Street Bank and Trust Company. The Submanagement Agreement with State Street Bank and Trust Company, acting through its division State Street Global Advisors, went into effect on January 1, 2001. Due to a change in federal banking laws, however, State Street Bank and Trust Company is now required to provide advisory and subadvisory services to registered investment companies like the Portfolio through an investment adviser that is registered under the Investment Advisers Act of 1940. Consequently, State Street Bank and Trust Company and its parent company, State Street Corporation, have created SSgA Funds Management, Inc. to act as the submanager of the Portfolio. At an in-person meeting of the Board of Trustees to be held on April 23, 2001, the Board is expected to authorize DSIL to enter into a submanagement agreement with SSgA Funds Management, Inc. In accordance with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), the submanagement agreement with SSgA Funds Management, Inc. must be approved by the investors in the Portfolio. The Fund, as an investor in the Portfolio, is asking that you approve the submanagement agreement with SSgA Funds Management, Inc.

          Proposal 2.          Election of Trustees.

          The Fund is proposing that you elect Amy L. Domini, Julia Elizabeth Harris, Kirsten S. Moy, William C. Osborn, Karen Paul, Gregory A. Ratliff and Frederick C. Williamson, Sr. as Trustees of the Fund. The Fund, as an investor in the Portfolio, is also asking that you vote in favor of the election of the same individuals to serve as Trustees of the Portfolio. Each of the nominees is currently a Trustee of the Fund and the Portfolio.

          Proposal 3.          Approval of Changes to the Declarations of Trust.

          The Fund is proposing that you approve a restatement of its Declaration of Trust. The Declaration of Trust is the document which establishes the Fund under state law. The restated Declaration of Trust will, among other things:
•	provide that the Fund may be reorganized or reincorporated in another jurisdiction without shareholder approval;
•	provide that the Declaration of Trust can be amended without shareholder approval in most cases;
•	provide the Trustees with the ability to invest all or any portion of the Fund's assets in more than one investment company in what is sometimes referred to as a "fund of funds" structure;
•	clarify the Fund's redemption procedures;
•	clarify that the Trustees can divide shares of the Fund into one or more classes and can establish the rights, privileges and preferences of any such classes; and
•	provide for dollar-weighted voting.

          The restated Declaration of Trust will not change how the Fund is managed. Rather, the proposed changes to the Declaration of Trust will give the Trustees more flexibility and, subject to the requirements of law, broader authority to act if they determine that to do so would be in the shareholders' interests.

          In addition, the Portfolio is proposing to make similar changes to its Declaration of Trust as are proposed for the Fund's Declaration of Trust. The Fund, as an investor in the Portfolio, is asking that you approve of those changes. The changes proposed for the Portfolio's Declaration of Trust will not change the way the Portfolio is managed.

          Proposal 4.          Approval of Changes to Fundamental Investment Policies.

          The Fund is proposing that you approve certain changes to the fundamental investment policies of both the Fund and the Portfolio.

          The proposed changes to the fundamental investment policies of the Fund and the Portfolio will not change how the Fund or the Portfolio is managed. The proposed changes are intended to eliminate certain policies that the Trustees have found to be unnecessary or unduly restrictive and to clarify certain other policies.

          Proposal 5.          Approval of Accountants.

          The Fund is asking that you approve KPMG LLP as the independent certified public accountants of the Fund. The Fund, as an investor in the Portfolio, is also asking that you approve of KPMG LLP as the independent certified public accountants of the Portfolio. KPMG LLP currently serves as the independent certified public accountants of the Fund and the Portfolio.

PART 2.  INFORMATION REGARDING VOTING AND THE SPECIAL MEETING.

Voting Process

          You can vote in any one of the following ways:
•	By mail, by filling out and returning the enclosed proxy card;
•	By telephone, by dialing toll-free [____________];
•	By the internet, by visiting [___________]; and
•	In person at the Meeting.

Whichever method you choose to vote, please carefully read this Proxy Statement, which describes in detail the proposals upon which you are asked to vote.

          If you return your proxy and fail to provide instructions as to how to vote your shares with respect to any proposal, your shares will be voted FOR that proposal.

Matters Pertaining to the Domini Social Index Portfolio

          Investors in the Portfolio will be asked to vote on the matters described in this Proxy Statement at a meeting of the Portfolio's investors. The Fund, as an investor in the Portfolio, will vote all of its shares in the Portfolio at that meeting of the Portfolio's investors. The Fund will cast all of its votes with respect to each Proposal in the same proportion as the votes of the Fund's shareholders cast at the Meeting on that Proposal. If you vote in favor of any Proposal, you will be authorizing the Fund to vote in favor of that Proposal at the meeting of the Portfolio's investors. The Fund will cast its votes for which it receives no instructions in the same proportion as the votes for which it does, in fact, receive instructions.

Record Date

          The close of business on March 15, 2001 has been fixed as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting. [__________ ] shares of the Fund (par value $0.01 per share) were outstanding as of the close of business on the Record Date. As a shareholder of record at the close of business on the Record Date, you will be entitled to one vote for each share you own.

Quorum

          Holders of a majority of the shares of the Fund outstanding on the Record Date constitute a quorum and must be present in person or represented by proxy at the Meeting for purposes of voting on the Proposals. Your shares will be represented by proxy at the Meeting if you vote by mail, by telephone, or by the internet.

          Regardless of how you vote ("For", "Against" or "Abstain"), your shares will be counted for purposes of determining the presence of a quorum. In addition, broker "non-votes" (that is shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote and (b) the broker or nominee does not have discretionary power to vote on a particular matter) will be counted for purposes of determining the presence of a quorum.

          If you mark "Abstain" on your proxy card with respect to any proposal, your vote will have the effect of a "no" vote for purposes of obtaining the requisite approval of Proposals 1, 3, 4, and 5. Broker "non-votes" will also have the effect of a "no" vote for purposes of obtaining the requisite approval of Proposals 1, 3, 4, and 5. Abstentions and broker "non-votes" will have no effect on the outcome of the voting for Proposal 2 (the election of Trustees).

Revoking Your Proxy

          You may revoke your proxy at any time prior to the Meeting (or any adjournment thereof) by putting your revocation in writing, signing it and either delivering it to the Meeting or sending it to Carole M. Laible, the Secretary of the Fund, 536 Broadway, 7th Floor, New York, New York 10012. You may also revoke your proxy by voting in person at the Meeting.

Adjournments

          If sufficient votes in favor of any Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to that Proposal. An adjournment of the Meeting will suspend the Meeting to another time. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting. If you voted in favor of a Proposal or failed to provide instructions as to how to vote your shares with respect to a Proposal, the persons named as proxies will vote your shares in favor of the adjournment of the Meeting with respect to that Proposal. If you voted against or abstained from voting on a Proposal, the persons named as proxies will vote your shares against any such adjournment. Any Proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit the additional solicitation of proxies with respect to any other Proposals.

Proxy Solicitation Costs

          The cost of soliciting proxies, which is expected to be approximately [$____________], including the fees of a proxy soliciting agent, will be borne by the Fund. In addition to solicitation by mail, proxies may be solicited by the Board of Trustees, officers, and regular employees and agents of the Fund without compensation therefor. The Fund may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies. By voting as soon as you receive your proxy materials, you will help reduce the cost of additional mailings.

PART 3.          THE PROPOSALS.
Proposal 1.	To vote on a Submanagement Agreement for the Domini Social Index Portfolio between SSgA Funds Management, Inc. and Domini Social Investments LLC.

Background

[Left margin text box:

The Fund is a "feeder" fund within a two-tier, master/feeder mutual fund structure. In this structure, the Fund, unlike other mutual funds which directly acquire and manage their own portfolio of securities, invests in the Domini Social Index Portfolio. The Portfolio acquires and manages a portfolio of securities and has the same investment objective as the Fund.

As an investor in the Portfolio, the Fund has been asked to approve a new Submanagement Agreement for the Portfolio. The Fund is asking you to instruct it as to how to vote on this matter.]

          Domini Social Investments LLC, a Massachusetts limited liability company ("DSIL"), 536 Broadway, 7th Floor, New York, New York 10012, manages the assets of the Domini Social Index Portfolio pursuant to a Management Agreement dated as of October 22, 1997 (the "Management Agreement").

          The Management Agreement was most recently approved by the Board of Trustees of the Portfolio on April 24, 2000. The Management Agreement was most recently submitted to a vote of investors in the Portfolio (including the Fund) on October 21, 1997 in connection with its initial approval.

          Subject to the terms of the Management Agreement, DSIL is responsible for the management of the Portfolio. As part of its responsibilities as portfolio manager, DSIL selects and employs, subject to the review and approval of the Board of Trustees of the Portfolio, one or more submanagers to invest the Portfolio's assets consistent with the Portfolio's investment objective and the guidelines and directions set by DSIL and the Board of Trustees, and reviews the submanager's continued performance. DSIL's selection of a submanager is subject to the review and approval of the Board of Trustees of the Portfolio and the Portfolio's investors. DSIL may terminate the services of a submanager at any time.

          Prior to January 1, 2001, Mellon Equity Associates, LLP ("Mellon Equity") served as the submanager of the Portfolio pursuant to an Amended and Restated Submanagement Agreement, dated as of October 22, 1997 and amended and restated as of November 15, 1999, between Mellon Equity and DSIL. Mellon Equity is a Pennsylvania limited liability partnership and its principal executive office is at 500 Grant Street, Suite 3700, Pittsburgh, Pennsylvania 15258. As submanager, Mellon Equity was responsible for investing the Portfolio's assets in a manner consistent with the terms of the Submanagement Agreement and the investment objectives of the Portfolio. Mellon Equity's primary responsibility was to ensure that the composition of the Portfolio matched the composition of the Domini 400 Social IndexSM as closely as possible. Mellon Equity did not select the stocks that make up the Domini 400 Social IndexSM. The Mellon Equity Submanagement Agreement was most recently approved by the Board of Trustees of the Portfolio on April 24, 2000. The Mellon Equity Submanagement Agreement was most recently submitted to a vote of investors in the Portfolio (including the Fund) on October 21, 1997 in connection with its initial approval.

          At a regular meeting of the Board of Trustees of the Portfolio held on June 26, 2000, the Board considered, at DSIL's recommendation, the termination of Mellon Equity as the submanager of the Portfolio. The Board reviewed the services provided by Mellon Equity as submanager and considered DSIL's reasons for recommending termination. The Board also considered DSIL's recommendation that State Street Global Advisors, a division of State Street Bank and Trust Company ("SSB"), be appointed as the submanager of the Portfolio. As discussed below under the heading "Evaluation by the Board of Trustees," the Board terminated the Mellon Equity Submanagement Agreement and authorized DSIL to enter into a submanagement agreement with SSB. Accordingly, effective at the close of business on December 29, 2000, DSIL terminated the Mellon Equity Submanagement Agreement and entered into a Submanagement Agreement with SSB.

          Due to a change in federal banking laws, SSB is now required to provide advisory and subadvisory services to registered investment companies like the Portfolio through an investment adviser that is registered under the Investment Advisers Act of 1940. Consequently, SSB and is parent company, State Street Corporation, have created SSgA Funds Management, Inc. ("SSgA") to act as the submanager of the Portfolio. At a telephonic board meeting held on March 7, 2001 the Board of Trustees reviewed the proposed SSgA Submanagement Agreement and voted to submit the SSgA Submanagement Agreement to the Portfolio's investors for approval. The Board is expected to approve the Submanagement Agreement with SSgA at an in-person meeting to be held on April 23, 2001.

The Submanagement Agreements

          The terms of the SSgA Submanagement Agreement are substantially similar to those of the Mellon Equity Submanagement Agreement. A description of the investment advisory fees to be paid by DSIL to SSgA is set forth below under the heading "Investment Advisory Fees."

Term of SSgA Submanagement Agreement

          The Submanagement Agreement with SSB became effective on January 1, 2001. The terms of the SSgA Submanagement Agreement are, other than the identity of the submanager, the same as those of the Submanagement Agreement with SSB. If the Trustees approve the SSgA Submanagement Agreement at their meeting to be held on April 23, 2001, the SSgA Submanagement Agreement will replace the Submanagement Agreement with SSB on May 1, 2001 and, if approved by the vote of the holders of a "majority of the outstanding voting securities" (as defined under the heading "Vote Required" below) of the Portfolio, will continue in effect through June 26, 2002 and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. The SSgA Submanagement Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Portfolio, by the vote of a "majority of the outstanding voting securities" of the Portfolio or by DSIL. The SSgA Submanagement Agreement may also be terminated by SSgA upon 90 days' advance written notice to DSIL. The SSgA Submanagement Agreement will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Comparison of Submanagement Agreements

          Under the SSgA Submanagement Agreement, as under the Mellon Equity Submanagement Agreement, the submanager will implement the daily transactions necessary to maintain the proper correlation between the assets of the Portfolio and the Domini 400 Social IndexSM, subject always to the provisions of the 1940 Act and to the investment objectives, policies, procedures and restrictions imposed by the Portfolio's then current Registration Statement under the 1940 Act and the Portfolio's Declaration of Trust and By-Laws. SSgA will not determine the composition of the Domini 400 Social IndexSM. Like the Mellon Equity Submanagement Agreement, the SSgA Submanagement Agreement provides that DSIL or the Trustees of the Portfolio may, at any time, suspend or restrict the right of the submanager to determine what securities will be purchased or sold on behalf of the Portfolio (to maintain proper correlation to the Domini 400 Social IndexSM) and what portion, if any, of the assets of the Portfolio allocated by DSIL to the submanager will be held uninvested. SSgA will also provide DSIL with such investment advice and reports and data as are requested by DSIL.

          Like the Mellon Equity Submanagement Agreement, the SSgA Submanagement Agreement provides that the submanager will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations under the SSgA Submanagement Agreement.

          You should refer to Exhibit A attached to this Proxy Statement for the complete SSgA Submanagement Agreement. The description of the SSgA Submanagement Agreement in this Proxy Statement is qualified in its entirety by the provisions of the SSgA Submanagement Agreement in Exhibit A.

Investment Advisory Fees

          Under the SSgA Submanagement Agreement, DSIL (not the Portfolio) will pay SSgA for its services an annual fee equal to the greater of $300,000 or the fee based on the following annual fee schedule:

0.02% of the first $1 billion of net assets managed
0.01% of the next $1 billion of net assets managed
0.0075% of net assets managed in excess of $2 billion

          Under the Mellon Equity Submanagement Agreement, DSIL (not the Portfolio) paid Mellon Equity for its services a fee computed and paid monthly at an annual rate equal to 0.07% of the Portfolio's average daily net assets. For the period from October 22, 1997 to November 15, 1999, the fee was computed and paid monthly at an annual rate equal to 0.10% of the Portfolio's average daily net assets.

          Approval of the SSgA Submanagement Agreement will have no effect upon the amount of advisory fees paid by the Portfolio to DSIL. DSIL, not the Portfolio, will pay investment management fees to SSgA as the submanager to the Portfolio. If the SSgA Submanagement Agreement is approved DSIL will, however, continue to waive fees and/or reimburse expenses, including its management fee, so that the Fund's expenses will not exceed, on a yearly basis, 0.30% of its average daily net assets through November 30, 2001.

          Fees payable to Mellon Equity for services provided under the Mellon Equity Submanagement Agreement for the Portfolio's 2000 Fiscal Year (August 1, 1999 to July 31, 2000) were $1,272,889. If the annual fee rate of 0.07% of the Portfolio's average daily net assets had been in effect for the same period, the fees payable to Mellon Equity for that period would have been $1,149,516. Neither Mellon Equity nor any affiliated person of Mellon Equity, nor any affiliated person of any such affiliated person, received any other fees from DSIL or from the Portfolio for services provided to the Portfolio during the Portfolio's 2000 Fiscal Year. There were no other material payments by DSIL or the Portfolio to Mellon Equity, any affiliated person of Mellon Equity or any affiliated person of any such affiliated person, during the Portfolio's 2000 Fiscal Year.

          If the SSgA Submanagement Agreement had been in effect during the Portfolio's 2000 Fiscal Year, the fees that would have been payable by DSIL to SSgA for services provided pursuant to the SSgA Submanagement Agreement would have been $300,000. The aggregate of these fees represents a 76% decrease from the amount of fees that DSIL paid to Mellon Equity for that period under the Mellon Equity Submanagement Agreement.

          For the Portfolio's 2000 Fiscal Year, no commissions were paid to any broker (a) that is an affiliated person of the Portfolio, (b) that is an affiliated person of any affiliated person of the Portfolio, or (c) an affiliated person of which is an affiliated person of the Portfolio, DSIL, Mellon Equity, SSgA, or the placement agent of the Portfolio.

Information Regarding SSgA

          SSgA is a subsidiary of State Street Corporation ("State Street"), a publicly held bank holding company, whose primary operating subsidiary is State Street Bank and Trust Company, a Massachusetts bank. SSgA is located at Two International Place, Boston, Massachusetts 02110. State Street's principal address is 225 Franklin Street, Boston, Massachusetts 02110. State Street has been in the business of providing investment advisory services since 1978. SSgA was not yet operational on December 31, 2000. However, as of December 31, 2000 SSgA's affiliated investment advisers who, with SSgA, comprise State Street's investment management business known as State Street Global Advisors, had approximately $724.5 billion in assets under management, including $16 billion in assets for which State Street Global Advisors acted as a submanager. State Street Global Advisors also managed over $20.2 billion in socially responsible assets as of December 31, 2000.

          Management and Governance.  Listed below are the names, positions and principal occupations of the members of the Board of Directors and the principal executive officers of State Street as of February 28, 2001. The principal business address of each member of the Board of Directors and principal executive officer is 225 Franklin Street, Boston, Massachusetts 02110.
Name	Position with StateStreet Corporation	Principal Occupation
David A. Spina	Director, Chairman and Chief Executive Officer	Chairman and Chief Executive Officer
Tenley E. Albright, M.D.	Director	Chairman, Western Resources, Inc.
I. MacAllister Booth	Director	Retired Chairman, President and Chief Executive Officer, Polaroid Corporation
James I. Cash, Jr.	Director retiring 4/01	James E. Robison Professor of Business Administration at Harvard University
Truman S. Casner	Director	Partner, Ropes & Gray
Nader F. Darehshori	Director	Chairman, President and Chief Executive Officer, Houghton Mifflin Company
Arthur L. Goldstein	Director	Chairman and Chief Executive Officer, Ionics Incorporated
David P. Gruber	Director	Retired Chairman, Chief Executive Officer and Director, Wyman-Gordon Company
Linda Hill	Director	Wallace Brett Donham Professor of Business Administration, Harvard University
John M. Kucharski	Director	Retired Chairman and Chief Executive Officer, EG&G, Inc.
Charles R. LaMantia	Director	Retired Chairman and Chief Executive Officer, Arthur D. Little, Inc.
Ronald E. Logue	Director, Vice Chairman and Chief Operating Officer	Vice Chairman and Chief Operating Officer
Nicholas A. Lopardo	Director and Vice Chairman	Vice Chairman
Dennis J. Picard	Director	Retired Chairman, Raytheon Company
Alfred Poe	Director	Chief Executive Officer, MenuDirect Corporation
Bernard W. Reznicek	Director	President, Premier Group, and National Director, Utility Marketing of Central States Indemnity Co. of Omaha
Richard Sergel	Director	President and Chief Executive Officer, New England Electric System
Diana Chapman Walsh	Director	President, Wellesley College
Robert E. Weissman	Director	Chairman and Chief Executive Officer, IMS Health Incorporated

          No officer or Trustee of the Fund or the Portfolio currently is an officer or employee of SSgA, State Street Bank and Trust Company or State Street or a member of State Street's Board of Directors. No officer or Trustee of the Fund or the Portfolio has any other material direct or indirect interest in SSgA, State Street Bank and Trust Company or State Street or any other person controlling, controlled by or under common control with SSgA, State Street Bank and Trust Company or State Street. Since January 1, 1999, none of the officers or Trustees of the Fund or the Portfolio has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which SSgA, State Street Bank and Trust Company or State Street was or is to be a party.

          Effective May 1, 2001 SSgA will act as the investment subadviser for the index funds listed on Exhibit B attached hereto. Information concerning the net assets of those funds and the fees paid to SSgA for its services to those index funds is also provided on Exhibit B.

The Evaluation by the Board of Trustees

          The Board of Trustees of the Portfolio terminated the Mellon Equity Submanagement Agreement and approved the Submanagement Agreement with SSB at a meeting held on June 26, 2000.

          Before terminating the Mellon Equity Submanagement Agreement, the Board of Trustees of the Portfolio reviewed with DSIL its recommendation that Mellon Equity be terminated as the submanager of the Portfolio. DSIL reviewed Mellon Equity's fees in comparison to the fee rates proposed by SSB and noted that SSB's fees would be considerably lower. DSIL also reviewed the services Mellon Equity provided to the Portfolio and the historic performance of the Portfolio compared to the performance of the Domini 400 Social IndexSM.

          DSIL also reported to the Trustees that it required detailed information and analysis with respect to the Portfolio's assets and that SSB had demonstrated an ability to provide such reports. As a result, DSIL recommended that submanagement responsibilities for the Portfolio be transferred to SSB.

          The Board of Trustees then reviewed DSIL's procedure for selecting a new submanager for the Portfolio and met with representatives of SSB. The Trustees considered information with respect to SSB and whether the SSB Submanagement Agreement was in the best interests of the Portfolio and its investors. The Trustees considered the nature and quality of services expected to be provided by SSB. The Trustees also reviewed and discussed information regarding SSB's knowledge and experience in managing index portfolios. In evaluating SSB's ability to provide services to the Portfolio, the Trustees considered information as to SSB's business organization, financial resources, personnel and other matters.

          The Trustees also reviewed the investment management fees proposed by SSB and noted that DSIL, because it (and not the Portfolio) pays the submanager, would get the benefit of the lower investment management fees charged by SSB. The Trustees concluded that it was appropriate that DSIL get the benefit of SSB's lower investment management fees since DSIL would supervise the activities of SSB and conduct additional analysis.

          In addition, the Trustees reviewed State Street's social profile (both domestically and internationally), including its history of charitable giving, its historic level of community development investment, and the diversity of its Board of Directors and employees. The Trustees also compared the investment performance of certain index funds advised by SSB to the performance of their benchmarks. The Trustees also considered SSB's trading capabilities.

          Based upon its review, the Board of Trustees concluded that:
•	SSB had demonstrated the ability to minimize tracking error, trade efficiently and provide the information and analyses needed by DSIL;
•	the terms of the SSB Submanagement Agreement are reasonable, fair and in the best interests of the Portfolio and its investors; and
•	the fees provided in the SSB Submanagement Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

          Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees terminated the Mellon Equity Submanagement Agreement, approved the SSB Submanagement Agreement. The SSB Submanagement Agreement went into effect on January 1, 2001.

          Due to a change in federal banking laws, SSB has requested that the Trustees replace the SSB Submanagement Agreement with the SSgA Submanagement Agreement. The SSgA Submanagement Agreement will be the same as the SSB Submanagement Agreement except that SSgA rather than SSB will act as the submanager of the Portfolio. SSB and SSgA have represented to DSIL and to the Board of Trustees that:
•	the same personnel will provide services to DSIL and the Portfolio;
•	SSgA will have the same access to the information and other services which were previously available to SSB;
•	the level of services provided to DSIL and the Portfolio will not change; and
•	the request to replace SSB with SSgA as the submanager of the Portfolio was purely an accommodation to a change in federal laws.

The Board of Trustees, at a telephonic board meeting held on March 7, 2001, considered the SSgA Submanagement Agreement and voted to recommend the approval of the SSgA Submanagement Agreement by the Portfolio's investors. The Board of Trustees is expected to approve the SSgA Submanagement Agreement at an in-person meeting to be held on April 23, 2001.

Vote Required

          Approval of the SSgA Submanagement Agreement will require the approval of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio, which means the affirmative vote by the lesser of (a) 67% or more of the interests of the Portfolio present at the meeting of the Portfolio's investors if more than 50% of the outstanding interests of the Portfolio are represented at that meeting in person or by proxy or (b) more than 50% of the outstanding interests of the Portfolio.

          Because there are investors in the Portfolio besides the Fund, it is possible that the SSgA Submanagement Agreement will not be approved by the requisite vote, even if the SSgA Submanagement Agreement is approved by a majority of the outstanding voting securities of the Fund. It is also possible that the SSgA Submanagement Agreement will be approved by the requisite vote, even if the SSgA Submanagement Agreement is not approved by a majority of the outstanding voting securities of the Fund.

          In the event that the SSgA Submanagement Agreement does not receive the requisite approval, DSIL will negotiate a new investment submanagement agreement with a different advisory organization or make other appropriate arrangements, in either event subject to approval in accordance with the 1940 Act.

          The Board of Trustees unanimously recommends that you vote FOR the approval of the SSgA Submanagement Agreement.

          Proposal 2.          To elect seven Trustees of the Fund and the Portfolio.

          At the Meeting, you will be asked to elect a Board of Trustees for the Fund. At the meeting of the Portfolio's investors, the Fund will be asked to elect a Board of Trustees for the Portfolio. The nominees for the Board of Trustees of the Fund and the Portfolio are Amy L. Domini, Julia Elizabeth Harris, Kirsten S. Moy, William C. Osborn, Karen Paul, Gregory A. Ratliff and Frederick C. Williamson, Sr. All nominees are currently Trustees of the Fund and the Portfolio.

          Neither the Fund nor the Portfolio holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies or is removed from office.

          By voting for any of the nominees to the Board of Trustees of the Fund, you will be authorizing the Fund to vote for that nominee at the meeting of the Portfolio's investors.

          The following information shows the Trustees and the executive officers of the Fund and the Portfolio and their principal occupations which, unless otherwise specified, are of more than five years duration, although the titles held may have varied during that period. Asterisks indicate those Trustees and officers who are "interested persons" (as defined in the 1940 Act) of the Fund and the Portfolio. Unless otherwise indicated below, the address of each Trustee and officer is 536 Broadway, 7th Floor, New York, New York 10012.

Trustees of the Fund and the Portfolio

AMY L. DOMINI.* Age 51. Chair, President and Trustee of the Fund (since 1996), the Domini Social Equity Fund (the "Equity Fund") (since 1990), the Domini Social Bond Fund (the "Bond Fund") (since 2000) and the Portfolio (since 1990); Manager of DSIL (since 1997); Member, Board of Managers of DSIL Investment Services LLC (since 1999); Private Trustee, Loring, Wolcott & Coolidge; Trustee, New England Quarterly (since 1998); Board Member, Social Investment Forum; Trustee, Episcopal Church Pension Fund; Former Member, Governing Board, Interfaith Center on Corporate Responsibility.

JULIA ELIZABETH HARRIS. Age 52. Trustee of the Fund (since 1999), the Equity Fund (since 1999), the Bond Fund (since 2000) and the Portfolio (since 1999); Trustee, Fiduciary Trust Company (since February, 2001);Vice President, UNC Partners, Inc.; Director and Treasurer, Boom Times, Inc. (1997-1999); Director and Chair of Board of Directors, The Green Book, Inc. (1991-1996).

KIRSTEN S. MOY. Age 53. Trustee of the Fund (since 1999), the Equity Fund (since 1999), the Bond Fund (since 2000) and the Portfolio (since 1999); Consultant, Project Director and Principal Researcher, Community Development Innovation and Infrastructure Initiative (since 1998); Member and Team Leader, Financial Innovation Roundtable (since 2000); Member, Community Economic Development Board of Overseers, New Hampshire College (since November 1998); Advisory Group Member, Shorebank Liquidity Project (since 1999); Consultant, Equitable Life Assurance Society (since 1998); [CDFI Rating System Advisory Board Member, National Community Capital Association (1999 - 2000)]; Consultant, Social Investment Forum, Community Development Project (1998); Director, Community Development Financial Institutions Fund, U.S. Department of the Treasury (1995 -1997).

WILLIAM C. OSBORN. Age 56. Trustee of the Fund (since 1997), the Equity Fund (since 1990), the Bond Fund (since 2000) and the Portfolio (since 1997); Manager, Commons Capital Management LLC (since 2000); Consultant, Arete Corporation (since 1999); Special Member, Venture Investment Management Company LLC; Director, Evergreen Solar, Inc; Director, Conservation Services Group; Director, Surgical Sealants, Inc; Director, World Power Technologies, Inc.; Director, surgical Sealants, Inc.; Director, Evolutionary Technologies, Inc.; Director, Investors' Circle

KAREN PAUL. Age 56. Trustee of the Fund (since 1997), the Equity Fund (since 1990), the Bond Fund (since 2000) and the Portfolio (since 1997); Professor of Management and International Business, Florida International University; Partner, Trinity Industrial Technology (since 1997); Executive Director, Center for Management in the Americas (since 1997).

GREGORY A. RATLIFF. Age 40. Trustee of the Fund (since 1997), the Equity Fund (since 1999), the Bond Fund (since 2000) and the Portfolio (since 1999); Director, Access to Economic Opportunity, John D. and Catherine T. MacArthur Foundation (since 1997); Associate Director; Program-Related Investments, John D. and Catherine T. MacArthur Foundation (1993-1997).

FREDERICK C. WILLIAMSON, SR. Age 85. Trustee of the Fund (since 1997), the Equity Fund (since 1997), the Bond Fund (since 2000) and the Portfolio (since 1990); Treasurer and Trustee, RIGHA (charitable foundation supporting health care needs); Chairman, Rhode Island Historical Preservation and Heritage Commission; Trustee, National Parks and Conservation Association (1986-1997); Advisor, National Parks and Conservation Association (since 1997); President's Advisory Board - Salve Regina University, Newport, RI (since 1999).

Officers of the Fund and the Portfolio

CAROLE M. LAIBLE.* Age 37. Secretary and Treasurer of the Fund and the Portfolio (since 1997); Financial/Compliance Officer of DSIL (since 1997); Chief Financial Officer, DSIL Investment Services LLC (since 1999); Board of Governors, Daytop - NJ (since 1998); Financial Compliance Officer, FSSI (1994-1997); Financial Compliance Officer and Secretary of investment companies within Fundamental Family of Funds (1994-1997).

STEVEN D. LYDENBERG.* Age 55. Vice President of the Fund and the Portfolio; Director of Research of Kinder, Lydenberg, Domini & Co., Inc.; Member, DSIL (since 1997).

SIGWARD M. MOSER.* Age 38. Vice President of the Fund and the Portfolio (since 1997); President and Managing Principal, DSIL (since 1997); Member, Board of Managers of DSIL Investment Services LLC (since 1999); President of Communications House International, Inc.; Director of Financial Communications Society.

DAVID P. WIEDER.* Age 35. Vice President of the Fund and the Portfolio (since 1997); Managing Principal, DSIL (since 1997); Chief Executive Officer and Member, Board of Mangers of DSIL Investment Services LLC (since 1999); Member, Board of Advisers, Kinder, Lydenberg, Domini & Co., Inc. (since 1998); Board of Advisors, B2P (since 2000); President of FSSI; Vice-President of investment companies within Fundamental Family of Funds (1989-1997); Vice-President of Fundamental Portfolio Advisors (1991-1997).

Compensation of Trustees

          Each of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Portfolio receives an annual retainer for serving as a Trustee of the Fund, the Portfolio, the Equity Fund and the Bond Fund of $6,000, and in addition, receives $1,000 for attendance at each joint meeting of the Boards of Trustees of the Fund, the Portfolio, the Equity Fund and the Bond Fund (reduced to $500 in the event that a Trustee participates at an in-person meeting by telephone). In addition, each Trustee receives reimbursement for reasonable expenses incurred in attending meetings. The compensation paid to the Trustees for the fiscal year ended July 31, 2000 is set forth below. The Trustees may hold various other directorships unrelated to the Fund.

	Aggregate Compensation From the Fund	Aggregate Compensation From the Portfolio	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund, the Portfolio, the Equity Fund and the Bond Fund
Amy L. Domini, Chair, President and Trustee	None	None	None	None	None
Julia Elizabeth Harris, Trustee	$1,000	$5,100	None	None	$10,000
Kirsten S. Moy, Trustee	$1,000	$5,100	None	None	$10,000
William C. Osborn, Trustee	$1,000	$5,100	None	None	$10,000
Karen Paul, Trustee	$1,000	$5,100	None	None	$10,000
Gregory A. Ratliff, Trustee	$950	$4,845	None	None	$9,500
Timothy Smith, Trustee**	$1,000	$5,100	None	None	$10,000
Frederick C. Williamson, Sr., Trustee	$1,000	$5,100	None	None	$10,000

          **Mr. Smith resigned as an independent Trustee of the Fund, the Portfolio, the Equity Fund and the Bond Fund effective January 24, 2001.

Meetings and Committees

          During the fiscal year ended July 31, 2000 the Board of Trustees of the Fund and the Board of Trustees of the Portfolio each met four times. Each Trustee of the Fund and the Portfolio attended at least 75% of the meetings of the Board of Trustees of the Fund and the Portfolio, respectively, during his or her term.

          Both the Board of Trustees of the Fund and the Board of Trustees of the Portfolio have created a standing Audit Committee comprised of Ms. Harris, Ms. Moy, Mr. Osborn, Ms. Paul, Mr. Ratliff and Mr. Williamson, none of whom is an "interested person" (as defined in the 1940 Act) of the Fund or their administrator or distributor or of the Portfolio or its investment adviser, investment submanager or placement agent. Each Audit Committee met twice during the fiscal year ended July 31, 2000. The Audit Committee of the Fund and the Audit Committee of the Portfolio, among other things:

•	review the internal and external accounting procedures of the Fund and the Portfolio, as the case may be;
•	consider the selection of the independent certified public accountants of the Fund or the Portfolio, as the case may be;
•	approve all significant services proposed to be performed by the independent certified public accountants; and
•	consider the possibility and effect of such services on their independence.

          In addition, both the Board of Trustees of the Fund and the Board of Trustees of the Portfolio have a standing Nominating Committee comprised of Ms. Harris, Ms. Moy, Mr. Osborn, Ms. Paul, Mr. Ratliff and Mr. Williamson. Neither Nominating Committee met as a separate committee during the fiscal year ended July 31, 2000. The selection and nomination of Trustees is committed to the discretion of the Nominating Committee, none of whom are "interested persons" (as defined in the 1940 Act) of the Fund or the Portfolio.

Indemnification of Trustees

          The Fund's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, unless, with respect to liability to the Fund's shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Fund. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and are not involved in the matter, or in a written opinion of independent counsel, that such Trustees or officers have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. This indemnification provision will not change materially if the restated Declaration of Trust in Proposal 3 is approved.

          The Portfolio's Declaration of Trust provides that it will indemnify its Trustees and officers in the same manner as described above for the Fund against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Portfolio.

Vote Required

          Election of the nominees as Trustees of the Fund will require the vote of a plurality of the outstanding voting securities of the Fund present in person or represented by proxy at the Meeting.

          Election of the nominees as Trustees of the Portfolio will require the vote of the majority of the outstanding voting securities of the Portfolio present in person or represented by proxy at a meeting of the investors in the Portfolio.

          The Board of Trustees unanimously recommends that you vote FOR election of the nominees as Trustees of the Fund and of the Portfolio.
Proposal 3.

To authorize the Trustees to adopt an amended and restated Declaration of Trust for the Domini Institutional Trust and to authorize the Trustees to approve of certain amendments to the Portfolio's Declaration of Trust.

Background

[Left margin text box:

What is a Declaration of Trust?

The Fund is a series of the Domini Institutional Trust, an entity known as a business trust that is organized under the laws of the Commonwealth of Massachusetts. A business trust generally operates under a charter or organization document, usually called a declaration of trust, that sets forth various provisions relating primarily to the authority of the business trust to conduct business and the governance of the trust. The Fund currently operates under such a declaration of trust.

The Portfolio is a trust fund established under the laws of the State of New York. It operates under a declaration of trust that sets forth various provisions relating primarily to the authority of the trust to conduct business and the governance of the trust.]

          The Fund is a series of the Domini Institutional Trust (the "Trust"). At the Meeting you will be asked to authorize the Trustees to adopt the Amended and Restated Declaration of Trust attached as Exhibit B to this Proxy Statement (the "New Declaration"). The New Declaration will replace the Trust's existing Declaration of Trust (the "Existing Declaration"). The Trustees have approved the New Declaration and recommend that you authorize the Trustees to adopt it.

          In addition, the Portfolio is proposing to make certain changes to its Declaration of Trust. The proposed changes are substantially similar to those described below with respect to the Trust's New Declaration or are otherwise necessary to conform the Portfolio's Declaration of Trust to the Trust's New Declaration.

          None of the Fund's investments or investment policies will change by virtue of the adoption of the New Declaration. The New Declaration does, however, give the Trustees more flexibility and broader authority to act than the Existing Declaration. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Fund to operate in a more efficient and economical manner. Adoption of the New Declaration will not remove any of the protections of federal law or alter in any way the Trustees' existing fiduciary obligations to act with due care and in your interest.

          The New Declaration makes a number of significant changes to the Existing Declaration. Certain of these changes give the Trustees greater flexibility and broader authority to act without shareholder approval. The most significant changes are summarized below. In addition to the changes described below, there are other substantive and stylistic differences between the New Declaration and the Existing Declaration. The following summary is qualified in its entirety by reference to the New Declaration itself, which is attached as Exhibit C to this Proxy Statement. The attached New Declaration has been marked to show changes from the Existing Declaration.

Significant Changes Effected by the New Declaration

          1.          Reorganization of the Trust or the Fund or any Class of Shares. The New Declaration permits the Trustees, without shareholder approval, to change the Fund's form of organization, reorganize the Fund or any class of shares or the Trust as a whole into a newly created entity or a newly created series of an existing entity, or to incorporate all or a portion of the Fund or any class of shares or the Trust as a whole as a newly created entity. By contrast, the Existing Declaration requires shareholder approval for this type of reorganization. The new Declaration requires that shareholders receive written notification of any proposed reorganization transaction.

          The New Declaration does NOT permit the Trust or the Fund or any class of shares to merge with or sell its assets to another operating entity without first seeking shareholder approval.

          Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit all or a portion of the Trust or the Fund or any class of shares to reorganize into another entity or to incorporate. For example, in order to reduce the cost and scope of state regulatory requirements or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interest to reorganize the Fund to domicile it in another state or to change its legal form. Under the Existing Declaration, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. The New Declaration gives the Trustees the flexibility to reorganize all or a portion of the Trust or the Fund or any class of shares and achieve potential shareholder benefits without incurring the delay and costs of a proxy solicitation. Such flexibility should help to assure that the Trust and the Fund operate under the most appropriate form of organization.

          As discussed above, before allowing a reorganization of all or a portion of the Trust or the Fund or any class of shares to proceed without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Declaration is also subject to any applicable requirements of the 1940 Act and Massachusetts law.

          2.          Future Amendments. The New Declaration may be amended without shareholder approval in most cases. By contrast, the Existing Declaration may be amended without shareholder approval only in certain limited circumstances. Under the New Declaration, however, shareholders will still be required to vote on any amendment to the Declaration that:

•	changes their voting powers;
•	changes the amendment provisions of the New Declaration;
•	is required by law or the Trust's registration statement to be approved by shareholders; or
•	is submitted to shareholders by the Trustees.

          By allowing certain amendments of the New Declaration without shareholder approval, the New Declaration gives the Trustees the necessary authority to react quickly to future contingencies. As mentioned above, such increased authority does not take away the Trustees' continuing fiduciary obligations to act with due care and in the shareholders' interest.

          3.          Investment in Other Investment Companies. The New Declaration provides that the Trustees may authorize the investment of all or a portion of the Fund's assets in one or more open-end investment companies to the extent that such investment is not prohibited by the 1940 Act. By contrast, the Existing Declaration only allows the Trustees to invest all of the Fund's assets in a single open-end investment company in what is sometimes referred to as a "master/feeder" structure. The Fund currently invests all of its assets in the Portfolio using a "master/feeder" structure. The Existing Declaration does not, however, specifically provide the Trustees with the ability to invest a portion of a Fund's assets in more than one investment company in what is sometimes referred to as a "fund of funds" structure. Recent amendments to the 1940 Act permit mutual funds to invest their assets in one or more registered investment companies so long as certain conditions are met. It is possible that there could be additional amendments to the 1940 Act that will further affect a mutual fund's ability to invest in other funds. These structures may permit operational efficiencies and economies of scale.

          The New Declaration will permit the Fund to take advantage of the recent changes in law, as well as any future changes in law or regulation on this topic. Under the New Declaration, the Trustees have the power to implement a "fund of funds" or other similar structure without seeking shareholder approval. While the Trustees have no current intention of implementing a "fund of funds" or other similar structure for the Fund at this time, the Trustees believe it could be in the best interest of the Fund to do so at a future date. You will be notified if the Trustees decide to implement such a structure for the Fund, and the Fund will not implement such a structure unless its investment restrictions permit it to do so.

          4.          Redemption. The New Declaration permits the Trustees to cause the redemption of a shareholder's shares at any time and for any reason the Trustees deem appropriate. By contrast, the Existing Declaration permits the Trustees to require shareholders to redeem shares only in certain limited circumstances. Under the New Declaration, the Trustees will be able to cause a shareholder's shares to be redeemed in order to eliminate inactive, lost or very small accounts for administrative efficiencies and cost savings, to protect the tax status of the Fund if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the Fund (for example, in the case of a market timer). The New Declaration also clarifies the Trust's redemption procedures and provides that the Trustees may specify additional conditions, not inconsistent with the 1940 Act, to the redemption of shares.

          In addition, the New Declaration permits the Trustees to suspend redemptions or postpone the date of payment of redemption proceeds to the extent permitted under the 1940 Act. By contrast, the Existing Declaration permits the Trustees to suspend redemptions only in certain limited circumstances.

          The New Declaration also clarifies that redemption fees and back-end sales charges may be charged upon redemption. There is no current intention to impose redemption fees or back-end sales charges for redemptions out of the Fund.

          5.          Classes of Shares. The New Declaration clarifies that the Trustees can divide shares of the Trust or the Fund into one or more classes and can establish the rights, privileges and preferences of any such classes. As a general matter, the New Declaration incorporates references to classes of shares where appropriate. The New Declaration also permits the Trustees, without shareholder approval, to terminate any class of shares of the Fund at any time.

          6.          Dollar-Weighted Voting. The New Declaration provides that each shareholder of the Fund is entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder's shares of the Fund, on each matter on which that shareholder is entitled to vote. This means that shareholders with larger economic investments will have more votes than shareholders with smaller economic investments. The Existing Declaration provides that each shareholder of the Fund is entitled to one vote for each share owned by that shareholder, on each matter on which that shareholder is entitled to vote.

          Because the Fund is the only series of the Trust at this time, the change to dollar-weighted voting will not have an effect on your voting power. In the future, other series (or funds) may be established under the Trust. If other funds are established under the Trust, the outcome of proposals on which shareholders of the Fund vote together with the shareholders of the other funds established under the Trust as a single class could be particularly affected by the change to dollar-weighted voting. For example, with dollar-weighted voting, a shareholder that owns 10 shares of Fund A will have twice as many votes than a shareholder that owns 10 shares of Fund B if a share of Fund A is selling for $10.00 and a share of Fund B is selling for $5.00. By contrast, the Existing Declaration gives one vote for each share owned. Therefore, under the Existing Declaration, when shareholders of the Fund vote together with shareholders of other funds as a single class, a shareholder of Fund B will have the same vote as a shareholder of Fund A, even though the shareholder of Fund A has a greater economic interest.

          The Trustees believe the change to dollar-weighted voting is appropriate because it will match a shareholder's economic interest in the Trust with the shareholder's voting powers, and conversely will prevent a shareholder who holds many shares with a relatively low price per share from having disproportionately large voting powers.

Other Changes

          In addition to the significant changes outlined above, the New Declaration also changes the Existing Declaration as follows:

          1.          The New Declaration permits the Fund to enter into and amend advisory and subadvisory agreements without shareholder approval if permitted by applicable law. In contrast, the Existing Declaration explicitly requires the Fund to obtain the approval of its shareholders for the Fund to enter into or amend advisory or subadvisory agreements.

          2.          The New Declaration explicitly allows the Trustees to effect mergers, reorganizations and similar transactions which are approved by shareholders (to the extent required) through any method approved by the Trustees, including share-for-share exchanges, transfers or sales of assets, shareholder in-kind redemptions and purchases, and exchange offers. Please note that any merger, reorganization or similar transaction with another operating entity will require prior shareholder approval.

          3.          The New Declaration clarifies that the Trustees can terminate the Fund or any class of shares without the approval of shareholders and that the Trustees can sell, exchange, transfer or otherwise dispose of assets in connection with any such termination.

          4.          The New Declaration confirms and clarifies various existing Trustee powers. For example, the New Declaration clarifies that the Trustees may delegate authority to investment advisers and other agents, invest Trust assets in all types of investments including derivatives, and reclassify outstanding shares.

          5.          The New Declaration provides that the Trustees may enter into distribution contracts providing for the sale of the Fund or one or more classes. Under any distribution contract, the Trust may either agree to sell the shares to the other party to the contract or may appoint any such other party its sales agent for the shares.

          6.          The New Declaration provides for (a) the removal of any Trustee at any time by the affirmative vote of two-thirds of the voting power of the outstanding shares of the Trust (as opposed to two-thirds of the outstanding shares of each of the Fund and any other fund established under the Trust from time to time, as is currently provided in the Existing Declaration) or by the vote of two-thirds of the remaining Trustees (with or without cause), (b) the automatic retirement of Trustees in accordance with any retirement policy set by the Trustees and (c) the automatic retirement of Trustees when their terms, if any, expire. The New Declaration does not require the Trustees to provide notice to shareholders of the appointment of a new Trustee. Notifying shareholders in the event of an appointment of a Trustee is not required by any federal or state law. Such notification to all shareholders may be costly. If the New Declaration is approved, you will normally be notified of Trustee appointments in the next annual or semi-annual report for the Fund following the appointment.

          7.          The New Declaration clarifies that while any Trustee is incapacitated, the other Trustees, regardless of their number, shall have the power to act.

          8.          The New Declaration allows former Trustees to serve as trustees emeritus of the Trust in accordance with guidelines that may be adopted by the Trustees from time to time. The New Declaration also provides that each trustee emeritus will be indemnified by the Trust against all liabilities and all expenses reasonably incurred or paid by him or her in connection with any claim, suit or proceeding to which that individual becomes involved by virtue of being a trustee emeritus. The New Declaration also provides that trustees emeritus, in their capacity as such, are not Trustees of the Trust for any purpose.

          9.          The New Declaration states that by becoming a shareholder of the Fund each shareholder shall be held expressly to have assented to and agreed to be bound by the terms of the New Declaration.

          10.          The New Declaration clarifies that except when a larger vote is required by applicable law or by any provision of the Declaration or the by-laws of the Trust, a majority of the shares voted in person or by proxy will decide any questions and a plurality will elect a Trustee. However, where any provision of law or of the New Declaration requires that the Shareholders of the Fund or any class of shares vote as a Fund or class of shares, then a majority of the shares of the Fund or any class of shares voted on the matter will decide that matter insofar as the Fund or any class of shares is concerned. A similar provision previously was contained in the by-laws of the Trust.

          11.          The New Declaration provides that shareholders of the Fund and shareholders of any other fund established under the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of a particular Fund or class of shares are affected by a particular matter or when applicable law requires shareholders to vote separately by Fund or by class of shares.

          12.          The New Declaration states that rights to indemnification cannot be limited retroactively.

          13.          The New Declaration no longer requires that the number of Trustees be fixed in writing or that Trustees be appointed in writing, but permits these actions to be taken at Board meetings.

          14.          The New Declaration permits electronic delivery to shareholders of notices and other information, and simplifies the information delivery requirements for shareholders in the same household. These provisions are intended to simplify administration of the Fund's affairs.

          15.          The New Declaration states that shareholders may not bring suit on behalf of the Fund or the Trust without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or the Trust or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor. The New Declaration also provides that no shareholder of the Fund will be entitled to participate in a derivative or class action on behalf of any other fund established under the Trust or the shareholders of any other fund established under the trust.

          16.          The New Declaration states that actions taken by the Trustees and officers in good faith and with reasonable care are binding on all concerned.

          17.          The Existing Declaration includes a provision that prevents the Trust from entering into certain transactions with affiliated persons of the Trust unless such transaction is permitted by the 1940 Act or any exemptive order issued under the 1940 Act. This provision is not required under applicable law and is not included in the New Declaration. The Trust's transactions with affiliated persons will continue, however, to be subject to the provisions of the 1940 Act.

          18.          The Existing Declaration includes a provision that prevents, with certain exceptions, certain affiliates of the Trust from taking long or short positions in the shares of the Trust. This provision is not included in the New Declaration.

The Evaluation by the Board of Trustees

          The Board of Trustees has concluded, for the reasons outlined above, that the adoption of the New Declaration and the proposed changes to the Portfolio's Declaration of Trust are in the best interests of the Fund's shareholders. Accordingly, the Trustees recommend that you vote FOR the proposal to authorize the Trustees to adopt the New Declaration and that you vote FOR the proposal to authorize the Trustees to approve of the proposed changes to the Portfolio's Declaration of Trust.

Vote Required

          Approval of the New Declaration will require the approval of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, which means the affirmative vote by the lesser of (a) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. If the proposal is not approved by the shareholders of the Fund, the Existing Declaration will remain unchanged and in effect.

          By voting in favor of this Proposal 3, you will be authorizing the Fund to vote in favor of the proposed changes to the Portfolio's Declaration of Trust at the meeting of the Portfolio's investors. Approval of the changes to the Portfolio's Declaration of Trust will require the approval of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio, which means the affirmative vote by the lesser of (a) 67% or more of the interests of the Portfolio present at a meeting of the Portfolio's investors if more than 50% of the outstanding interests of the Portfolio are represented at that meeting in person or by proxy or (b) more than 50% of the outstanding interests of the Portfolio. In the event that the Portfolio does not receive the requisite approval to amend its Declaration of Trust, the Portfolio's Declaration of Trust will remain unchanged and in effect.

          The Board of Trustees unanimously recommends that you vote FOR authorizing the Trustees to adopt the New Declaration of Trust and approve of the proposed changes to the Portfolio's Declaration of Trust.
Proposal 4.	To approve changes to and the elimination of certain fundamental investment policies of the Fund and the Portfolio.

Background

[Left margin text box:

What are fundamental investment policies?

Fundamental investment policies are those investment policies and restrictions of a fund that may be changed only with shareholder approval.

The Fund's and the Portfolio's fundamental policies are listed in the Fund's statement of additional information, which is available from DSIL by calling 1-800-762-6814 or writing to: Domini Social Investments, P.O. Box 60494, King of Prussia, PA 19406-0494.]

          Each of the Fund and the Portfolio has adopted certain investment restrictions or policies that are "fundamental" meaning that as a matter of law they cannot be changed without shareholder approval. The Trustees have reviewed the Fund's and the Portfolio's current fundamental investment policies and have concluded that certain policies should be revised in order to facilitate the administration of the Fund and the Portfolio. The proposed revised policies are listed in Exhibit D. At the meeting, you will be asked to approve the revised policies for the Fund and the Portfolio.

          The proposed changes to the Fund's and the Portfolio's fundamental investment policies do not affect either the Fund's or the Portfolio's investment objective or primary investment strategy. Each of the Fund and the Portfolio will continue to be managed as described in the Fund's prospectus.

          Some of the fundamental investment policies of the Fund and the Portfolio reflect regulatory, business or industry conditions in existence at the time the Fund and the Portfolio commenced operations. As a result, the Fund and the Portfolio are currently subject to several fundamental investment policies that are either more restrictive than required under current law or which are no longer required at all. The purpose of the changes to the fundamental investment policies outlined below is to provide each of the Fund and the Portfolio with the maximum flexibility permitted by law to pursue its investment objective. The proposed fundamental investment policies maintain important shareholder protections while providing flexibility to respond to future legal, regulatory and market changes. In some cases, only technical changes are being made. The Trustees believe that implementing the revised policies will facilitate the administration of the Fund and the Portfolio and simplify compliance monitoring.

          Although the proposed changes to the fundamental investment policies will provide the Fund and the Portfolio greater flexibility to respond to future investment opportunities, please note that:

•	the changes, individually or in the aggregate, will not result in a material change in the level of investment risk associated with an investment in the Fund or the Portfolio; and
•	there is no current intention to change the way in which the Fund or the Portfolio is managed.

Proposed Changes

          The recommended changes to the Fund's and the Portfolio's fundamental investment policies are as follows:

          1.  How assets are invested.  It is proposed that the fundamental investment policy stating that each of the Fund and the Portfolio will invest all of its investable assets (either directly or, in the case of the Fund, through the Portfolio) in one or more of: (a) stocks comprising an index of securities selected applying social criteria, (b) short-term debt securities of issuers that meet social criteria, (c) cash and (d) options on equity securities, be changed so that the Fund and the Portfolio are no longer required to invest in stocks comprising an index. The proposed fundamental policy would still require, however, that each of the Fund and the Portfolio invest (either directly or, in the case of the Fund, through the Portfolio) in securities and investments that meet social criteria.

          Currently the Portfolio invests in the companies that are included in the Domini 400 Social IndexSM. The Portfolio has no intention of changing this investment strategy. The Portfolio would, however, like to have the flexibility to actively manage its assets if the Trustees decide that to do would be in the best interests of the Portfolio's investors. This may occur, for example, if the Portfolio is unable to invest in the companies that are included in the Domini 400 Social IndexSM and no other socially responsible index is available or acceptable to the Trustees. The proposed fundamental investment policy would allow the Portfolio to actively manage its assets provided that it only invests in securities and other instruments that meet social criteria.

          2.  Lending.  It is proposed that the fundamental investment policy concerning lending money be changed so that each of the Fund and the Portfolio would be prohibited from making loans only if such loans are specifically prohibited by the 1940 Act or the rules or regulations promulgated under the 1940 Act. The Fund and the Portfolio are currently prohibited from making loans other than (a) through the lending of securities, provided that any such loan does not exceed 30% of total assets, and (b) through the use of repurchase agreements or the purchase of short-term obligations, provided that not more than 10% of net assets can be invested in repurchase agreements maturing in more than seven days.

          3.  Borrowing.  It is proposed that the fundamental investment policy regarding borrowing be changed so that neither the Fund nor the Portfolio would be able to borrow money if that borrowing was specifically prohibited by the 1940 Act or the rules and regulations promulgated under the 1940 Act. The current policy restricts borrowing to up to one-third of net assets and prohibits the Fund and the Portfolio from purchasing any securities at any time when borrowing exceeds 5% of total assets. The current policy is more restrictive than what is required under applicable law, and may in the future unduly restrict the Fund and the Portfolio.

          4.  Concentration.  It is proposed that the fundamental investment policy restricting concentration in any one industry be amended to clarify that the restriction does not apply to positions in futures contracts.

          5.  Real Estate, Oil, Gas, Mineral Leases and Commodities.  It is proposed that the fundamental investment policies regarding investments in real estate, real estate limited partnerships, interests in oil, gas or mineral leases and commodity or commodity contracts be separated. The proposed policies would clarify that these restrictions do not apply to investments in futures contracts or options on futures contracts.

          6.  Diversification.  It is proposed that the fundamental investment policy that restricts each of the Fund and the Portfolio, with respect to 75% of its assets, from investing more than 5% of its assets in any one company be eliminated. Each of the Fund and the Portfolio is a "diversified" fund under the 1940 Act. Under the 1940 Act, mutual funds that are "diversified" may not, as to 75% of their assets, invest more than 5% of their assets in any one company and cannot elect to be treated as non-diversified without shareholder approval. Accordingly, if this fundamental investment policy is eliminated, each of the Fund and the Portfolio will remain a "diversified" fund under the 1940 Act and cannot elect to be treated as non-diversified without shareholder approval. In other words, the Fund and the Portfolio will remain "diversified" because of current law rather than because of a fundamental investment policy. The elimination of this fundamental investment policy will enable DSIL to take advantage of future regulatory changes (if the Trustees and DSIL decide that to do so would be in the best interests of the Fund's shareholders and the Portfolio's investors) without the costs and delays of a shareholder or an investor meeting.

          7.  Purchasing Securities on Margin, Writing Put or Call Options, or Engaging in Short Sales. It is proposed that the fundamental investment policies concerning each of the Fund's and the Portfolio's ability to purchase securities on margin, write put or call options or any combination thereof, and make short sales of securities or maintain a short position be eliminated. These fundamental investment policies are not required by law and the Fund and the Portfolio believe that they may in the future unduly restrict their investments.

          8.  Investing in Illiquid Securities.  It is proposed that the fundamental investment policy concerning investments in illiquid securities be eliminated. This fundamental policy will be replaced with a non-fundamental investment policy. A non-fundamental investment policy is a policy that may be amended by the Trustees without a shareholder vote. However, this non-fundamental policy will permit up to 15%, rather than 10%, of the net assets of the Fund or the Portfolio, as applicable, to be invested in illiquid securities.

          Please note that, other than as set forth above with respect to investing in illiquid securities, it is not proposed that the fundamental investment policies that are eliminated be replaced with non-fundamental investment policies.

          To give effect to these amendments and to make clarifications to each of the Fund's and the Portfolio's fundamental investment policies regarding its ability to underwrite securities and issue senior securities, it is proposed that the fundamental investment policies of each of the Fund and the Portfolio listed in Exhibit D be amended as indicated in that Exhibit.

The Evaluation by the Board of Trustees

          The Trustees believe that DSIL's ability to manage the Fund's and the Portfolio's assets in a changing legal and investment environment will be enhanced by the proposed changes to the Fund's and the Portfolio's fundamental investment policies. The Trustees also believe that by reducing the number of policies that can be changed only by shareholder vote, the Fund or the Portfolio, as applicable, will have greater flexibility to modify policies, as appropriate, in response to changing markets and in light of new investment opportunities and instruments without the costs and delays associated with a shareholder meeting. For these reasons, the Trustees believe that the proposed amendments to the fundamental investment policies of the Fund and the Portfolio are in the best interests of the shareholders of the Fund.

Vote Required

          Because the investment policies are fundamental policies of the Fund, approval of this Proposal will require the approval of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, which means the affirmative vote by the lesser of (a) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

          By voting in favor of this Proposal 4, you will be authorizing the Fund to vote in favor of such changes to the Portfolio's fundamental investment policies at the meeting of the Portfolio's investors. Because the investment policies are fundamental policies of the Portfolio, approval of this proposal with respect to the Portfolio will require the approval of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio, which means the affirmative vote by the lesser of (a) 67% or more of the interests of the Portfolio present at a meeting of the Portfolio's investors, if more than 50% of the outstanding interests of the Portfolio are represented at that meeting in person or by proxy or (b) more than 50% of the outstanding interests of the Portfolio.

          The Board of Trustees unanimously recommends that you vote FOR approval of the proposed amendments to the Fund's and the Portfolio's fundamental investment policies.
Proposal 5.	To vote on the selection of KPMG LLP as the independent certified public accountants for the Fund and the Portfolio.

Background

          KPMG LLP ("KPMG") has served as the Fund's and the Portfolio's independent certified public accountants since their commencement of operations, providing audit services and consultation with respect to the preparation of filings with the Securities and Exchange Commission. KPMG has no direct or material indirect interest in the Fund or the Portfolio. You are being asked to ratify the selection, by a majority of the Trustees of the Fund who are not "interested persons" (as that term is defined in the 1940 Act) of the Fund, of KPMG under Section 32(a) of the 1940 Act as independent public accountants, to certify every financial statement of the Fund required by any law or regulation to be certified by independent public accountants and filed with the Securities and Exchange Commission in respect of all or any part of the fiscal year of the Fund ending July 31, 2001.

          Representatives of KPMG are not expected to be present at the Meeting but will be available by telephone to make a statement if they desire to do so and to respond to appropriate questions.

          It is intended that proxies cast by the Fund's shareholders not limited to the contrary will be voted in favor of ratifying the selection of KPMG. Proxies cast by the Fund's shareholders in favor of ratifying the selection of KPMG will authorize the Fund's Trustees to vote in favor of the ratification of KPMG as the independent public accountants of the Portfolio at a meeting of the Portfolio's investors.

Audit Fees

          For the fiscal year ended July 31, 2000, the aggregate fees billed by KPMG for professional services rendered for the audit of the Fund and the Portfolio's annual financial statements and the review of interim financial statements were as follows:
Fund:	$7,750
Portfolio:	$16,000

Financial Information Systems Design and Implementation Fees

          For the fiscal year ended July 31, 2000, no fees were billed by KPMG for financial information systems design and implementation for the Fund, the Portfolio, DSIL or the Distributor.

All Other Fees

          For the fiscal year ended July 31, 2000, the aggregate fees billed by KPMG for non-audit services provided to the Fund, the Portfolio, DSIL and the Distributor, including tax-related services, were as follows:
Fund:	$6,250
Portfolio:	$7,250
DSIL:	N/A
Distributor:	N/A

Audit Committee Determinations

          The audit committee of the Fund and the audit committee of the Portfolio each has considered whether the provision by KPMG of non-audit services is compatible with maintaining KPMG's independence.

Vote Required

          Approval of this Proposal will require approval by the holders of a majority of the outstanding shares of the Fund which are present at the Meeting in person or by proxy. By voting in favor of this Proposal 5, you will be authorizing the Fund to vote in favor of this Proposal at the meeting of the Portfolio's investors.

          The Board of Trustees unanimously recommends that you vote FOR approval of KPMG LLP as the independent certified public accountants for the Fund and the Portfolio.
Proposal 6.	To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments of the Special Meeting.

          The management of the Fund knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy (if not limited to the contrary) will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

PART 4.          INFORMATION REGARDING THE FUND.

Interests of Certain Persons

          Because the Fund is only available to institutional investors, none of the Trustees or officers of the Fund, individually or as a group, owned beneficially or had the right to vote outstanding shares of the Fund as of March 15, 2001. The Trustees and the officers of the Fund are, however, also Trustees and officers of the Domini Social Equity Fund (the "Equity Fund"). The Equity Fund is available to individuals and, like the Fund, invests its assets in the Portfolio. As of March 15, 2001, the Trustees and officers of the Fund individually or as a group, owned beneficially or had the right to vote the following outstanding shares of the Equity Fund:

Domini Social Equity Fund
Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Shares
Trustees of the Fund
[names] . . . . . . . . . . . . . . . . . . . . . . . . . . .	_______	_____%
Officers of the Fund
[names] . . . . . . . . . . . . . . . . . . . . . . . . . . .	_______	_____%
All Trustees and officers of the Fund as a group . . .	_______	_____%

          As of the March 15, 2001, to the best knowledge of the Fund, the following persons owned of record 5% or more of the outstanding shares of the Fund:
Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Shares
[List shareholders] . . . . . . . . . . . . . .	_______	_____%

Annual Report

          The Fund's Annual Report for the fiscal year ended July 31, 2000, including audited financial statements, has previously been sent to you and is available without charge by written request or by calling DSIL at 1-800-762-6814.

Additional Information

          The Fund is a series of Domini Institutional Trust (the "Trust"), a diversified, open-end registered investment company organized as a Massachusetts business trust under the Declaration of Trust dated as of April 1, 1996. The mailing address of the Trust is 536 Broadway, 7th Floor, New York, New York 10012.

          The Fund's distributor is DSIL Investment Services LLC, 536 Broadway, 7th Floor, New York, New York 10012. PFPC, Inc. acts as transfer agent and dividend disbursing agent for the Fund. The principal business address of PFPC, Inc. is 4400 Computer Drive, Westborough, Massachusetts 01581. Investors Bank & Trust Company ("IBT") acts as the custodian for the Fund. IBT's principal business address is 200 Clarendon Street, Boston, Massachusetts 02116.

Submission of Certain Proposals

          The Trust is a Massachusetts business trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,

Carole M. Laible, Secretary

April 2, 2001

Exhibit A

SUBMANAGEMENT AGREEMENT

          SUBMANAGEMENT AGREEMENT, dated as of May 1, 2001, by and between Domini Social Investments LLC, a Massachusetts limited liability company ("DSI" or the "Manager"), and SSgA Funds Management, Inc. ("SSgA" or the "Submanager").

          WITNESSETH:

          WHEREAS, the Domini Social Index Portfolio (the "Portfolio") engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the "1940 Act"); and

          WHEREAS, DSI has entered into a Management Agreement (the "Management Agreement") with the Portfolio wherein DSI has agreed to serve as Manager to the Portfolio;

          WHEREAS, DSI desires to retain the Submanager to furnish it with portfolio investment advisory services in connection with DSI's investment advisory activities on behalf of the Portfolio, and the Submanager is willing to furnish such services to DSI;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

          1.          APPOINTMENT OF SSgA.

          In accordance with and subject to the Management Agreement between the Portfolio and the Manager, the Manager hereby retains SSgA to act as the Submanager for the Portfolio for the period and on the terms set forth in this Agreement. The Submanager accepts such appointment and agrees to provide an investment program for the Portfolio for the compensation provided by this Agreement.

          2.          DUTIES OF THE SUBMANAGER.

          The Submanager shall provide the Portfolio and the Manager with such investment advice and supervision as the Manager may from time to time consider necessary for the proper supervision of such portion of the Portfolio's investment assets as the Manager may designate from time to time. Notwithstanding any provision of this Agreement, the Manager shall retain all rights and ultimate responsibilities to supervise and, in its discretion, conduct investment activities relating to the Portfolio.

          The Submanager shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio allocated by the Manager to the Submanager shall be held uninvested, subject always to the restrictions of the Portfolio's Declaration of Trust, dated June 7, 1989, and By-laws, as each may be amended from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, and the then-current registration statement of the Portfolio and, subject further, to the Submanager notifying the Manager in advance of the Submanager's intention to purchase any securities except insofar as the requirement for such notification may be waived or limited by the Manager, it being understood that the Submanager shall be responsible for compliance with any restrictions imposed in writing by the Manager from time to time in order to facilitate compliance with the above-mentioned restrictions and such other restrictions as the Manager may determine. Further, the Manager or the Trustees of the Portfolio may at any time, upon written notice to the Submanager, suspend or restrict the right of the Submanager to determine what securities shall be purchased or sold on behalf of the Portfolio and what portion, if any, of the assets of the Portfolio allocated by the Manager to the Submanager shall be held uninvested. The Manager acknowledges that any such suspension or restriction may prevent the Submanager from furnishing an investment program in accordance with the Portfolio's then-current registration statement and that any such failure directly resulting from such suspension or restriction shall not constitute a breach of the Submanager's duties hereunder. The Submanager shall also, as requested, make recommendations to the Manager as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's portfolio securities shall be exercised. Should the Board of Trustees of the Portfolio or the Manager at any time, however, make any definite determination as to an investment policy applicable to the Portfolio and notify the Submanager thereof in writing, the Submanager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

          The Submanager shall take, on behalf of the Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above and, in particular, to place all orders for the purchase or sale of securities for the Portfolio's account with the brokers or dealers selected by it (including State Street Capital Markets LLC, an affiliate of the Submanager who, in accordance with applicable laws, may place trades for the Portfolio on the floor of a national securities exchange), and to that end the Submanager is authorized as the agent of the Portfolio to give instructions to the custodian or any subcustodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. The Submanager will advise the Manager on the same day it gives any such instructions. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Submanager, the Manager or a respective "affiliated person" thereof exercises investment discretion. The Submanager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Submanager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Submanager, the Manager and any "affiliated person" thereof have with respect to accounts over which they exercise investment discretion. In making purchases or sales of securities or other property for the account of the Portfolio, the Submanager may deal with itself or with the Trustees of the Portfolio or the Portfolio's underwriter or distributor to the extent such actions are permitted by the 1940 Act. The Board of Trustees of the Portfolio, in its discretion, may instruct the Submanager to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Trustees if it determines that the use of such brokers and/or dealers is in the best interest of the Portfolio. In this event, the Submanager shall not be liable for the acts or omissions of the brokers and/or dealers so elected.

          3.          ALLOCATION OF CHARGES AND EXPENSES.

          The Submanager shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 2 above. Except as provided in the foregoing sentence, it is understood that the Portfolio will pay all of its own expenses including, without limitation, organization costs of the Portfolio; compensation of Trustees who are not "interested persons" of the Portfolio; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Portfolio; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, registrar or dividend disbursing agent of the Portfolio; expenses relating to the issuance and redemption of beneficial interests in the Portfolio and servicing investor accounts; expenses of preparing, typesetting, printing and mailing investor reports, notices, proxy statements and reports to governmental officers and commissions and to investors in the Portfolio; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Portfolio (including but not limited to the fees of independent pricing services); expenses of meetings of the Portfolio's investors; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio may be a party and the legal obligation which the Portfolio may have to indemnify its Trustees and officers with respect thereto.

          4.          COMPENSATION OF THE SUBMANAGER.

          For the services to be rendered by the Submanager hereunder, the Manager shall pay to the Submanager a fee computed as specified in the Schedule A which is attached hereto and made a part of this Agreement. Such compensation shall be paid to the Submanager at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule A, to the assets. The fee calculation shall be based on the Portfolio's average daily net assets for the month involved. If SSgA serves as Submanager for less than the whole of any period specified in this Section 4, the compensation to SSgA, as Submanager, shall be prorated.

          5.          COVENANTS OF THE SUBMANAGER.

          The Submanager agrees that it will not deal with itself, or with the Trustees of the Portfolio or the Portfolio's principal underwriter or distributor, if any, as principals in making purchases or sales of securities or other property, except as permitted by the 1940 Act, will not take a long or short position in beneficial interests of the Portfolio, except as permitted by the Declaration, and will comply with all other provisions of the Declaration and By-Laws and the then-current registration statement of the Portfolio relative to the Submanager and its directors and officers.

          6.          LIMITATION OF LIABILITY OF THE SUBMANAGER.

          The Submanager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 6, the term "Submanager" shall include directors, officers and employees of the Submanager as well as the Submanager itself. The Portfolio is expressly made a third party beneficiary of this Agreement and may enforce any obligations of the Submanager under this Agreement and recover directly from the Submanager for any liability the Submanager may have hereunder.

          7.          ACTIVITIES OF THE SUBMANAGER.

          The services of the Submanager to the Portfolio are not to be deemed to be exclusive, the Submanager being free to render investment advisory, administrative and/or other services to others. It is understood that Trustees, officers and investors of the Portfolio or the Manager are or may be or may become interested in the Submanager as directors, officers, employees or otherwise and that directors, officers and employees of the Submanager are or may become similarly interested in the Portfolio or the Manager and that the Submanager may be or may become interested in the Portfolio as an investor or otherwise.

          8.          DURATION, TERMINATION AND AMENDMENTS OF THIS AGREEMENT.

          This Agreement shall become effective as of May 1, 2001, shall govern the relations between the parties hereto thereafter and shall remain in force until June 26, 2002, on which date it will terminate unless its continuance after June 26, 2002 is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Portfolio who are not "interested persons" of the Portfolio or of DSI or the Submanager at a meeting specifically called for the purpose of voting on such approval and (b) by the Board of Trustees of the Portfolio or by "vote of a majority of the outstanding voting securities" of the Portfolio. Notwithstanding the immediately preceding sentence of this Section 8, this Agreement shall terminate on May 31, 2001 unless on or before such date this Agreement is approved by the holders of beneficial interests in the Portfolio in accordance with the 1940 Act. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act.

          This Agreement may be terminated at any time without the payment of any penalty by (i) the Trustees of the Portfolio, (ii) the "vote of a majority of the outstanding voting securities" of the Portfolio or (iii) DSI with the prior consent of the Trustees of the Portfolio, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement may be terminated at any time without the payment of any penalty by the Submanager on not less than 90 days' written notice to the Manager and the Trustees of the Portfolio.

          This Agreement shall automatically terminate in the event of its "assignment." This Agreement constitutes the entire agreement between the parties and may be amended only if such amendment is approved by the parties hereto, the Trustees of the Portfolio and the "vote of a majority of the outstanding voting securities" of the Portfolio (except for any such amendment as may be effected in the absence of such vote without violating the 1940 Act or any exemptive order granted thereunder).

          The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

          9.          GOVERNING LAW.

          This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts; provided, however, that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940 or any rules or regulations of the Securities and Exchange Commission thereunder.

[Signature page follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

SSGA FUNDS MANAGEMENT, INC.

By:
Title:

DOMINI SOCIAL INVESTMENTS LLC

By:
Title:

Schedule A

Pursuant to Section 4, the Manager shall pay the Submanager compensation at the following annual rates:

0.02% of the first $1 billion of net assets managed
0.01% of the next $1 billion of net assets managed
0.0075% of net assets managed in excess of $2 billion

In no event shall the fees paid by the Manager to the Submanager pursuant to this Agreement be less than $300,000 per year.

Exhibit B

[SSgA Index Funds]

Exhibit C

(Cover Page and Table of Contents Omitted.)

AMENDED AND RESTATED>
<** 2> DECLARATION OF TRUST

<OF>

<** 3> DOMINI INSTITUTIONAL TRUST

<Dated as of

          WHEREAS, DOMINI INSTITUTIONAL TRUST was established pursuant to a Declaration of Trust dated April 1, 1996, as amended on June 30, 1997 (the "Original Declaration"), for the investment and reinvestment of funds contributed thereto;

          WHEREAS, the Trustees desire that the beneficial interest in the Trust assets continue to be divided into transferable Shares of Beneficial Interest (par value $0.00001 per share) issued in one or more series, as hereinafter provided;

          WHEREAS, the Trustees wish to amend and restate the Original Declaration in its entirety, and hereby certify that this Amended and Restated Declaration of Trust has been amended and restated in accordance with the provisions of the Original Declaration;

          NOW THEREFORE, the Trustees hereby confirm that all money and property contributed to the Trust hereunder shall be held and managed in trust for the benefit of holders, from time to time, of the Shares of Beneficial Interest (par value $0.00001 per share) issued hereunder and subject to the provisions hereof, and that the Original Declaration, including all appendices, is amended and restated in its entirety as follows.

ARTICLE I

NAME AND DEFINITIONS

          Section 1.1. Name. The name of the Trust is Domini Institutional Trust.

          Section 1.2. Definitions. Wherever they are used herein, the following terms have the following respective meanings:>

          (a)          "Administrator" means a party furnishing services to the Trust pursuant to any contract described in Section 4.3 hereof .

          (b)          "By-Laws" means the By-laws referred to in Section 3.9 hereof, as from time to time amended.

          (c)          "Commission" has the meaning given that term in the 1940 Act.

          (d) ~~"Custodian" means a party employed by the Trust to furnish services as described in Article X of the-By-Laws.~~
~~(e)~~          "Declaration" means this <Amended and Restated> Declaration of Trust<,> as amended from time to time. Reference in this Declaration of Trust to "Declaration~~"~~,<"> "hereof~~",~~<,"> "herein"~~,~~ and "hereunder" shall be deemed to refer to this Declaration rather than the article or section in which such words appear.

~~(f)~~
          <(e)>          "Distributor" means a party furnishing services to the Trust pursuant to any contract described in Section 4.2 hereof.

~~(g)~~
          <(f)>          "Interested Person" has the meaning given that term in the 1940 Act.

~~(h)~~
          <(g)>          "Investment Adviser" means a party furnishing services to the Trust pursuant to any contract described in Section 4.1 hereof.

~~(i)~~
          <(h)>          "Majority Shareholder Vote" has the same meaning as the phrase "vote of a majority of the outstanding voting securities" as defined in the 1940 Act, except that such term may be used herein with respect to the Shares of the Trust as a whole or the Shares of any particular series~~,~~ or class ~~of any series~~, as the context may require<, and except that each Share shall have one vote for each dollar of net asset value as provided in Section 6.8 hereof.>

~~(j)~~
          <(i)>          "1940 Act" means the Investment Company Act of 1940 and the ~~rules~~ <Rules> and ~~regulations~~ <Regulations> thereunder, as amended from time to time<, and as such Act or the Rules and Regulations thereunder may apply to the Trust or any series or class pursuant to any exemptive order or similar relief or interpretation issued by the Commission under such Act.>

~~(k)~~
          <(j)>          "Person" means and includes individuals, corporations, <limited liability companies,> partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign.

~~(l)~~
          <(k)>          "Shareholder" means a record owner of outstanding Shares.

~~(m)~~
          <(l)>          "Shares" means the ~~shares of beneficial interest~~ <Shares of Beneficial Interest> into which the beneficial interest in the Trust shall be divided from time to time or, when used in relation to any particular series or class of Shares established by the Trustees pursuant to Section ~~6.9~~ <6.11> hereof, ~~equal proportionate~~ transferable units into which such series or class of Shares shall be divided from time to time <in accordance with the terms hereof>. The term "Shares" includes fractions of Shares as well as whole Shares.

~~(n)~~
          <(m)>          "Shareholder Servicing Agent" means a party furnishing services to the Trust pursuant to any shareholder servicing contract described in Section ~~4.4~~ <4.5> hereof.

~~(o)~~
          <(n)>          "Transfer Agent" means a party furnishing services to the Trust pursuant to any transfer agency contract described in Section ~~4.4~~ <4.5> hereof.

~~(p)~~
          <(o)>          "Trust" means the trust ~~created hereby.~~ <hereunder.>

~~(q)~~
          <(p)>          "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees, including, without limitation, any and all property allocated or belonging to any series <or class> of Shares pursuant to Section 6.9 <or Section 6.10> hereof.

~~(r)~~
          <(q)>          "Trustees" means the persons who have signed the Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected or appointed, qualified and serving as Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as trustees hereunder.

          <(r)          "Trustees Emeritus" means those former Trustees who, from time to time, elect to serve as trustees emeritus of the Trust in accordance with the guidelines and conditions for such service adopted by the> Trustees~~.~~   <from time to time, for so long as they serve in that capacity. Trustees Emeritus, in their capacity as such, are not Trustees of the Trust for any purpose and have no powers or obligations of Trustees hereunder .

ARTICLE II

TRUSTEES

          Section 2.1. Number of Trustees.> The number of Trustees shall be such number as shall be fixed from time to time ~~by a written instrument signed~~ by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be less than three nor more than 15.

          Section   ~~Term~~ <2.2. Term> of Office of Trustees.  ~~A~~ <A> Trustee may be elected either by the Shareholders < of the Trust> or, as provided in ~~this~~ <the> Declaration and subject to the limitations of the 1940 Act, by the Trustees. Subject to ~~the~~ <all applicable> provisions ~~of Section 16(a)~~ of the 1940 Act, a Trustee shall hold office during the lifetime of this Trust and until its termination as hereinafter provided or<, if sooner,> until <his or her death or> the election and qualification of his or her successor; except that<:>

          (a)          any Trustee may resign his <or her> trust (without need for prior or subsequent accounting) by an instrument in writing signed by ~~him~~ <that Trustee> and delivered to the ~~other Trustees~~ <Trust>, which shall take effect upon such delivery or upon such later date as is specified therein;

          (b)          any Trustee may be removed ~~with cause,~~ at any time<, with or without cause,> by written instrument signed by at least two-thirds of the remaining Trustees, specifying the date when such removal shall become effective;

          (c)          any Trustee who has attained a mandatory retirement age established pursuant to any written policy adopted from time to time by at least two<->thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy;

          (d)          any Trustee who has <served to the end of his or her term of office established pursuant to any written policy adopted from time to time by at least two-thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy;

          (e)          any Trustee who has> become incapacitated by illness or injury, as determined by a majority of the other Trustees <in their reasonable judgment>, may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his <or her> retirement; and

~~(e)~~
          <(f)>          a Trustee may be removed at any meeting of Shareholders by a vote of ~~two thirds~~ < Shares representing two-thirds of the voting power> of the outstanding Shares of ~~each series. For purposes of the foregoing clause (b), the term "cause" shall include, but not be limited to, failure to comply with such written policies as may from time to time be adopted by at least two thirds of the Trustees with respect to the conduct of Trustees and attendance at meetings~~ <the Trust>.

Upon the resignation, retirement or removal of a Trustee, or his <or her> otherwise ceasing to be a Trustee, ~~he~~ <that individual> shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning, retiring or removed Trustee. Upon the incapacity or death of any Trustee, ~~his~~ <that Trustee's> legal representative shall execute and deliver on his <or her> behalf such documents as the remaining Trustees shall require as provided in the preceding sentence. <Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning or removed Trustee shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal.>

          Section   ~~Resignation~~ <2.3. Resignation> and Appointment of Trustees.  In case of the declination, death, resignation, retirement~~,~~ <or> removal ~~or inability~~ of any of the Trustees, or in case a vacancy shall, by reason of an increase in number <of Trustees>, or for any other reason, exist, <a majority of> the remaining Trustees ~~shall~~ <may> fill such vacancy by appointing such other individual as they in their discretion shall see fit. ~~Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office.~~  Any such appointment shall not become effective, however, until the person ~~named in the written instrument of appointment~~ <appointed> shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. ~~Within twelve months of such appointment, the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the Trustees.~~ An appointment of a Trustee may be made by the Trustees then in office ~~and notice thereof mailed to Shareholders as aforesaid~~ in anticipation of a vacancy to occur by reason of retirement, resignation<, removal> or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation<, removal> or increase in number of Trustees. The power of appointment is subject to ~~the~~ <all applicable> provisions ~~of Section 16 (a)~~ of the 1940 Act.

          Section <2.4. Vacancies.>  ~~Vacancies.~~   The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any ~~one~~  of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of ~~this~~ <the> Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in Section 2.3, ~~the~~ <or while any Trustee is incapacitated, the other> Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration<, and only such other Trustees shall be counted for the purposes of the existence of a quorum or the taking of any action to be taken by the Trustees>. A written instrument certifying the existence of such vacancy <or incapacity> signed by a majority of the Trustees shall be conclusive evidence of the existence ~~of such vacancy.~~ <thereof.>

~~Section   Delegation of Power to Other Trustees.~~

          <Section 2.5. Delegation of Power to Other Trustees.> Any Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any one time to any other Trustee or Trustees; provided that in no case shall fewer than two Trustees personally exercise the powers granted to the Trustees under the Declaration except as ~~herein~~ otherwise expressly provided <herein>.

ARTICLE <III>

POWERS OF TRUSTEES

          <Section 3.1. General.> The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by the Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as the Trustees deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of the Declaration, the presumption shall be in favor of a grant of power to the Trustees.

          The enumeration of any specific power herein shall not be construed as limiting the aforesaid power <or any other power of the Trustees hereunder>. Such powers of the Trustees may be exercised without order of or resort to any court.

          Section <3.2. Investments.> (a) The Trustees shall have the power:

          (i)          to conduct, operate and carry on the business of an investment company;

          (ii)          to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, lend or otherwise deal in or dispose of <securities of every nature and kind,> U.S. and foreign currencies, any form of gold or other precious metal, commodity contracts, any form of option contract, contracts for the future acquisition or delivery of fixed income or other securities, ~~shares of, or any other interest in, any investment company as defined in the 1940 Act, and securities and related derivatives of every nature and kind~~ <derivative instruments of every kind, "when-issued" or standby contracts, and all types of obligations or financial instruments>, including, without limitation~~;~~<,> all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers' acceptances, and other securities of any kind, issued, created, guaranteed or sponsored by any and all Persons, including, without limitation,
(A)	states, territories and possessions of the United States and the District of Columbia and any political subdivision, agency or instrumentality of any such Person,
(B)

the U.S. Government, any foreign government, <or> any political subdivision or any agency or instrumentality of the U.S. ~~Government, any foreign government or any political subdivision of the U.S.~~ Government or any foreign government,

(C)	any international ~~or supranational~~ instrumentality,
(D)	any bank or savings institution, or
(E)	any corporation~~, trust, partnership~~ or ~~other~~ organization organized under the laws of the United States or of any state, territory or possession thereof, or under any foreign law;

~~or in "when issued" contracts for any such securities;~~

to retain Trust assets in cash and from time to time to change the ~~securities or obligations~~ <investments> in which the assets of the Trust are invested; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers and privileges in respect of any of said investments; and

          (iii)          to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, proper or desirable for~~,~~ the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, and to do every other act or thing incidental or appurtenant to or connected with the aforesaid purposes, objects or powers.

          (b)          The Trustees shall not be limited to investing in securities or obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

          (c)          Notwithstanding any other provision of ~~this~~ <the> Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by ~~shareholders~~ <Shareholders> to either invest all or a portion of the Trust Property <of the Trust or, as applicable, the Trust Property of each series of the Trust>, or sell all or a portion of ~~the~~ <such> Trust Property and invest the proceeds of such sales, in ~~another~~ <one or more other> investment ~~company that is registered under~~ <companies to the extent not prohibited by> the 1940 Act.

          <Section 3.3. Legal Title.> Legal title to all Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person or nominee, on such terms as the Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each ~~Person~~ <person> who may hereafter become a Trustee. Upon the resignation, <retirement,> removal or death of a Trustee, such Trustee shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

          Section   ~~Issuance~~ <3.4. Issuance> and Repurchase of Securities.  The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VII, VIII and IX and Section 6.9 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds of the Trust or other Trust Property<,> whether capital or surplus or otherwise~~, to the full extent now or hereafter permitted by the laws of the Commonwealth of Massachusetts governing business corporations.~~<.>

          <Section 3.5. Borrowing Money; Lending Trust Property.> The Trustees shall have power to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the Trust Property, to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other Person and to lend Trust Property.

          Section <3.6. Delegation.>  ~~Delegation; Committees.~~   The Trustees shall have power to delegate from time to time to such of their number or to officers, employees ~~or agents~~<, or any Investment Adviser, Distributor, custodian, agent or independent contractor> of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem <appropriate or> expedient.

          <Section 3.7. Collection and Payment.> Subject to Section 6.9 hereof, the Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

          Section <3.8. Expenses.>  ~~Expenses.~~   Subject to Section 6.9 hereof, the Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of the Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees<, Trustees> and Trustees <Emeritus.

          Section 3.9. Manner of Acting; By-Laws.> ~~Section   Manner of Acting; By-Laws.~~   Except as otherwise provided herein<, in the 1940 Act> or in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees at which a quorum is present, including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of a majority of the Trustees. The Trustees may adopt By-Laws not inconsistent with ~~this~~ <the> Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws ~~to the extent such power is not reserved to the Shareholders.~~ <at any time.>

          Section   ~~Miscellaneous~~ <3.10. Miscellaneous> Powers. <Without limiting the foregoing, the>

~~The~~ Trustees shall have the power to:

          (a)          employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust;

          (b)          enter into joint ventures, partnerships and any other combinations or associations;

          (c)          ~~remove Trustees or fill vacancies in or add to their number,~~ elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, <in each case with or without cause,> and appoint ~~from their own number,~~ and terminate~~,~~ any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine;

          (d)          purchase, and pay for out of Trust Property, <such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation,> insurance policies insuring the <assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring> Shareholders, ~~the~~ <any> Administrator, Trustees, <Trustees Emeritus,> officers, employees, agents, ~~the~~ <any> Investment Adviser, ~~the~~ <any> Distributor, <any custodian, any Transfer Agent, any shareholder servicing agent, or> selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability;

          (e)          establish pension, profit-sharing, Share purchase, <deferred compensation,> and other retirement, incentive and benefit plans for any Trustees, officers, employees or agents of the Trust;

          (f)          to the extent permitted by law, indemnify any ~~person~~ <Person> with whom the Trust has dealings, including any Investment Adviser, Administrator, ~~Custodian~~ <custodian>, Distributor, Transfer Agent, Shareholder Servicing Agent and any dealer, to such extent as the Trustees shall determine;

          (g)          guarantee indebtedness or contractual obligations of others;

          (h)          determine and change the fiscal year of the Trust <or any series thereof> and the method by which its accounts shall be kept; and

          (i)          adopt a seal for the Trust, provided, that the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

~~Except in transactions permitted by the 1940 Act, or any order of exemption issued by the Commission, the Trustees shall not, on behalf of the Trust, buy any securities (other than Shares) from or sell any securities (other than Shares) to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any Investment Adviser, Administrator, Shareholder Servicing Agent, Custodian, Distributor or Transfer Agent or with any Interested Person of such Person; but the Trust may, upon customary terms, employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian.~~

~~Section   Trustees and Officers as Shareholders.~~

~~Except as hereinafter provided, no officer, Trustee or member of any advisory board of the Trust, and no member, partner, officer, director or trustee of the Investment Adviser, Administrator or of the Distributor, and no Investment Adviser, Administrator or Distributor of the Trust, shall take long or short positions in the securities issued by the Trust. The foregoing provision shall not prevent:~~
~~(a) The Distributor from purchasing Shares from the Trust if such purchases are limited (except for reasonable allowances for clerical errors, delays and errors of transmission and cancellation of orders) to purchases for the purpose of filling orders for Shares received by the Distributor and provided that orders to purchase from the Trust are entered with the Trust or the Custodian promptly upon receipt by the Distributor of purchase orders for Shares, unless the Distributor is otherwise instructed by its customer;~~
~~(b) The Distributor from purchasing Shares as agent for the account of the Trust;~~
~~(c) The purchase from the Trust or from the Distributor of Shares by any officer, Trustee or member of any advisory board of the Trust or by any member, partner, officer, director or trustee of the Investment Adviser or of the Distributor at a price not lower than the net asset value of the Shares at the moment of such purchase, provided that any such sales are only to be made pursuant to a uniform offer described in the current prospectus or offering memorandum or statement of additional information for the Shares being purchased; or~~
~~(d) The Investment Adviser, the Distributor, the Administrator, or any of their officers, partners, directors or trustees from purchasing Shares prior to the effective date of the Trust's registration statement under the Securities Act of 1933, as amended, relating to the Shares.~~

~~ARTICLE INVESTMENT ADVISER, DISTRIBUTOR, ADMINISTRATOR,TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS~~

<ARTICLE IV>
<SERVICE PROVIDERS>

          <Section 4.1. Investment Adviser.> Subject to ~~a Majority Shareholder Vote of the Shares of each series affected thereby~~ <applicable requirements of the 1940 Act>, the Trustees may in their discretion from time to time enter into one or more investment advisory or management contracts whereby the other party to each such contract shall undertake to furnish the Trust such management, investment advisory, statistical and research facilities and services, promotional activities, and such other facilities and services, if any, with respect to one or more series of Shares, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provision of the Declaration, the Trustees may delegate to the Investment Adviser authority (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of assets of the Trust <or any series thereof> on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of the Investment Adviser (and all without further action by the Trustees). Any of such purchases, sales, loans or exchanges shall be deemed to have been authorized by all the Trustees. Such services may be provided by one or more Persons.

          Section <4.2. Distributor. Subject to applicable requirements of the 1940 Act, the>  ~~Distributor.  The~~ Trustees may in their discretion from time to time enter into one or more <exclusive or non-exclusive distribution> contracts providing for the sale of Shares <of one or more series or classes> whereby the Trust may either agree to sell the Shares to the other party to any such contract or appoint any such other party its sales agent for such Shares. In either case, any such contract shall be on such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the Declaration or the By-Laws; and such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer ~~and sales~~ agreements <or agency agreements> with ~~registered~~ securities dealers ~~and depository institutions~~ <or other Persons> to further the purpose of the distribution or repurchase of the Shares. Such services may be provided by one or more Persons.

          Section <4.3. Administrator.>  ~~Administrator.~~   The Trustees may in their discretion from time to time enter into one or more administrative services contracts whereby the other party to each such contract shall undertake to furnish such administrative services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the ~~provisions of this~~ Declaration or the By-Laws. ~~Such services may be provided by one or more Persons.~~

          Section   ~~Transfer Agent and Shareholder Servicing Agents.~~  <4.4. Custodian. The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party to each such contract shall undertake to furnish such custody services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the 1940 Act, the Declaration or the By-Laws. The Trustees may authorize any custodian to employ one or more sub-custodians from time to time to perform such of the services of the custodian as the Trustees shall from time to time consider desirable. Services described in this Section may be provided by one or more Persons.

          Section 4.5. Transfer and Shareholder Servicing Agents.> The Trustees may in their discretion from time to time enter into one or more transfer agency <or sub-transfer agency> and shareholder servicing contracts whereby the other party to each such contract shall undertake to furnish such transfer agency and/or shareholder services to the Trust ~~or to shareholders of the Trust~~ as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of ~~this~~ <the> Declaration or the By-Laws. Such services may be provided by one or more Persons. Except as otherwise provided in the applicable shareholder servicing contract, a Shareholder Servicing Agent shall be deemed to be the record owner of outstanding Shares beneficially owned by <the> customers of such Shareholder Servicing Agent for whom it is acting pursuant to such shareholder servicing contract.

          Section <4.6. Parties to Contract.>  ~~Parties to Contract.~~   Any contract of the character described in <any> Section ~~4.1, 4.2, 4.3 or 4.4~~ of this Article IV ~~or any Custodian contract as described in Article X of the By-Laws~~ may be entered into with any Person,~~.~~ although one or more of the Trustees or officers of the Trust may be an officer, partner, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship; nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of any such contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article IV or the By-Laws. The same Person may be the other party to contracts entered into pursuant to Sections 4.1~~, 4.2, 4.3 and 4.4~~ <through 4.5> above ~~or any Custodian contract as described in Article X of the By-Laws~~, and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section ~~4.5~~ <4.6>.

ARTICLE <V>

LIMITATIONS OF LIABILITY OF SHAREHOLDERS,
TRUSTEES AND OTHERS

          Section   ~~No~~ <5.1. No> Personal Liability of Shareholders<. No Shareholder or former>~~, Trustees, etc.  No~~  Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust <solely by reason of being or having been a Shareholder. The Trust shall indemnify and hold each Shareholder and former Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject solely by reason of his or her being or having been a Shareholder (other than taxes payable by virtue of owning Shares), and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability. The rights accruing to a Shareholder or former Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder or former Shareholder in any appropriate situation even though not specifically provided herein. The Trust shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Trust. Notwithstanding any other provision of the Declaration to the contrary, no Trust Property shall be used to indemnify or reimburse any Shareholder or former Shareholder of any Shares of any series other than Trust Property allocated or belonging to such series.

          Section 5.2. Non-Liability of Trustees and Others>. No Trustee, <Trustee Emeritus,> officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust~~, save only that arising from bad faith, wilful misfeasance, gross negligence or reckless disregard for his duty to such Person~~; and all ~~such~~ Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. ~~If~~ <No Trustee, Trustee Emeritus, officer, employee or agent of the Trust shall be liable to the Trust or to> any Shareholder, Trustee, officer, employee, ~~or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein. Notwithstanding any other provision of this Declaration to the contrary, no Trust Property shall be used to indemnify or reimburse any Shareholder of any Shares of any series or class thereof other than Trust Property allocated or belonging to that series, or allocable to the class thereof.~~
~~Section   Non-Liability of Trustees, etc.~~
~~No Trustee, officer, employee~~ or agent of the Trust ~~shall be liable to the Trust or to any Shareholder, Trustee, officer, employee, or agent thereof~~ for any action or failure to act (including without limitation the failure to compel ~~i n~~ <in> any way any former or acting Trustee to redress any breach of trust) except for his <or her> own bad faith, ~~wilful~~ <willful> misfeasance, gross negligence or reckless disregard of his ~~duties.~~ <or her duties involved in the conduct of the individual's office.>

          Section   ~~Mandatory~~ <5.3. Mandatory> Indemnification<.>~~; Insurance.~~   (a) Subject to the exceptions and limitations contained in paragraph (b) below:

          (i)          every person who is or has been a Trustee<, Trustee Emeritus> or officer of the Trust <(hereinafter referred to as a "Covered Person")> shall be indemnified by the Trust~~, to the fullest extent permitted by law (including the 1940 Act) as currently in effect or as hereafter amended,~~ against all liability and against all expenses reasonably incurred or paid by him <or her> in connection with any claim, action, suit or proceeding in which ~~he~~ <that individual> becomes involved as a party or otherwise by virtue of ~~his~~ being or having been a Trustee<, Trustee Emeritus> or officer and against amounts paid or incurred by ~~him~~ <that individual> in the settlement thereof;

          (ii)          the words "claim~~"~~,<"> "action~~",~~<,"> "suit"~~,~~ or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement <or compromise>, fines, penalties and other liabilities.

          (b)          No indemnification shall be provided hereunder to a ~~Trustee or officer~~ <Covered Person>:

          (i)          against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that ~~he~~ <the Covered Person> engaged in ~~wilful~~ <willful> misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of ~~his~~ <that individual's> office;

          (ii)          with respect to any matter as to which ~~he~~ <the Covered Person> shall have been finally adjudicated not to have acted in good faith in the reasonable belief that ~~his~~ <that individual's> action was in the best interest of the Trust; or

          (iii)          in the event of a settlement involving a payment by a Trustee<, Trustee Emeritus> or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a ~~Trustee or officer~~ <Covered Person>, unless there has been either a determination that such ~~Trustee or officer~~ <Covered Person> did not engage in ~~wilful~~ <willful> misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of ~~his~~ <that individual's> office by the court or other body approving the settlement or other disposition or ~~by~~ a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that ~~he~~ <that individual> did not engage in such conduct:

~~(a)~~
                    <(A)>          by vote of a majority of the Disinterested Trustees <(as defined below)> acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

~~(b)~~
                    <(B)>          by written opinion of ~~independent~~ legal counsel <chosen by a majority>~~(c) Subject to the provisions~~ of the ~~1940 Act, the Trust may maintain insurance for the protection of the Trust Property, its Shareholders,~~ Trustees~~, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability (whether or not the Trust would have the power to indemnify such Persons against such liability), and such other insurance as the Trustees in their sole judgment shall deem advisable.~~
~~(d)~~ <and determined by them in their reasonable judgment to be independent.

          (c)>          The rights of indemnification herein provided <may be insured against by policies maintained by the Trust,> ; shall be severable, shall not affect any other rights to which any ~~Trustee or officer~~ <Covered Person> may now or hereafter be entitled, shall continue as to a ~~Person~~ <person> who has ceased to be ~~such a Trustee or officer~~ <a Covered Person> and shall inure to the benefit of the heirs, executors and administrators of such ~~Person~~ <person>. Nothing contained herein shall affect any rights to indemnification to which personnel ~~other than Trustees and officers~~<, including Covered Persons,> may be entitled by contract or otherwise under law.

~~(e)~~
          <(d)>          Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the ~~recipient~~ <Covered Person> to repay such amount if it is ultimately determined that ~~he~~ <the Covered Person> is not entitled to indemnification under this Section 5.3, provided that either:

          (i)          such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

          (ii)          a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or ~~an independent~~ legal counsel <selected as provided in Section 5.3(b)(iii)(B) above> in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the ~~recipient~~ <Covered Person> ultimately will be found entitled to indemnification.

          As used in this Section 5.3 a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

          <In making a determination under Section 5.3(b)(iii) as to whether a Covered Person engaged in the conduct described therein, or under Section 5.3(d)(ii) as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Disinterested Trustees or legal counsel making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office and has acted in good faith in the reasonable belief that the Covered Person's action was in the best interest of the Trust or series and its shareholders.>

~~No Trustee~~
          <Section 5.4. No Bond Required. No Trustee, Trustee Emeritus or officer> shall be obligated to give any bond or other security for the performance of any of his <or her> duties hereunder.

          <Section 5.5. No Duty of Investigation; Notice in Trust Instruments.> No purchaser, lender, Shareholder Servicing Agent, Transfer Agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under the Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees <or officers> shall recite that the same is executed or made by them not individually, but as <or on behalf of> Trustees under the Declaration, and that the obligations of any such instrument are not binding upon any of the Trustee s<, officers> or Shareholders individually, but bind only the ~~trust~~ <Trust> estate, and may contain any further recital ~~which they or he may deem~~ <deemed> appropriate, but the omission of such recital shall not operate to bind any of the Trustees<, officers> or Shareholders individually. The Trustees ~~shall at all times~~ <may> maintain insurance for the protection of the Trust Property, Shareholders, Trustees, <Trustees Emeritus,> officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

          Section   ~~Reliance~~ <5.6. Good Faith Action; Reliance> on Experts<. The exercise by the Trustees or the officers of the Trust of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. The Trustees or the officers of the Trust shall not be liable for errors of judgment or mistakes of fact or law.>~~, etc.~~   Each Trustee and officer or employee of the Trust shall, in the performance of his <or her> duties, be <under no liability and> fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon ~~an opinion~~ <advice> of counsel, or upon reports made to the Trust by any of its officers or employees or by ~~the~~ <any> Investment Adviser, the Distributor, Transfer Agent, <custodian,> any Shareholder Servicing Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee .

          <Section 5.7. Derivative Actions. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust or any series or class thereof without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be excused only when the plaintiff makes a specific showing that irreparable injury to the Trust or any series or class thereof would otherwise result, or if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter, or the amount of such remuneration.

          Such demand shall be mailed to the Secretary of the Trust at the Trust's principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 45 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or any series or class thereof, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be made by the Trustees in their business judgment and shall be binding upon the Shareholders. Any decision by the Trustees to bring or maintain a court action, proceeding or suit on behalf of the Trust or any series or class thereof shall be subject to the right of the Shareholders under Section 6.8 of the Declaration to vote on whether or not such court action, proceeding or suit should or should not be brought or maintained.

ARTICLE VI> ~~ARTICLE~~

SHARES OF BENEFICIAL INTEREST

          <Section 6.1. Beneficial Interest.> The interest of the beneficiaries hereunder may be divided into transferable Shares <of Beneficial Interest (par value $0.00001 per Share)>, which may be divided into one or more series <and classes> as provided in ~~Section~~ <Sections> 6.9 <and 6.10> hereof. ~~Each such series shall have such class or classes of Shares as the Trustees may from time to time determine.~~ The number of Shares authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

          Section <6.2. Rights of Shareholders.>  ~~Rights of Shareholders.~~   The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in the Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any series or class of Shares. <By becoming a Shareholder each Shareholder shall be held expressly to have assented to and agreed to be bound by the provisions of the Declaration.

          Section 6.3. Trust Only.> ~~Section   Trust Only.~~   It is the intention of the Trustees to create only the relationship of ~~trustee~~ <Trustee> and beneficiary between the Trustees and ~~the Shareholders~~ <each Shareholder from time to time>. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in the Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

          Section <6.4. Issuance of Shares.>  ~~Issuance of Shares.~~   The Trustees, in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, <at such time or times,> and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection~~,~~ with<,> the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares of <the Trust or of> any series <or class> into a greater or lesser number without thereby changing their proportionate beneficial interests in Trust Property allocated or belonging to such series <or class>. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or ~~fractions~~ <1/1,000ths> of a Share <or integral multiples thereof.

          Section 6.5. Register of Shares.> ~~Section   Register of Shares.~~   A register or registers shall be kept at the principal office of the Trust ~~'or~~ <or> at an office of the Transfer Agent ~~(and/or any sub-transfer agent which may be a~~ <or any one or more> Shareholder Servicing ~~Agent)~~ <Agents,> which register or registers, taken together, shall contain the names and addresses <(which may be addresses for electronic delivery)> of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register or registers shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to ~~him as~~ <that Shareholder as provided> herein or in the By-Laws ~~provided~~, until ~~he~~ <the Shareholder> has given his <or her> address to the Transfer Agent, ~~a sub-transfer agent~~ <the Shareholder Servicing Agent which is the agent of record for such Shareholder>, or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of Share certificates and promulgate appropriate rules and regulations as to their use.

          Section   ~~Transfer~~ <6.6. Transfer> of Shares.  Shares shall be transferable on the records of the Trust ~~only~~ <in accordance with policies established> by the ~~record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the~~ Trustees~~, the Transfer Agent or a sub-transfer agent, of a duly executed instrument of transfer, together with any certificate or certificates (if issued) for such Shares and such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made~~ <from time to time. Until so transferred>, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder ~~and neither the Trustees nor any Transfer Agent, a sub-transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.~~<.>

~~Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees, the Transfer Agent or a sub-transfer agent; but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent, sub-transfer agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.~~

          <Section 6.7. Notices.> Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given <(i)> if mailed, postage prepaid, addressed to any Shareholder of record at ~~his~~ <the Shareholder's> last known address as recorded on the register of the Trust<, (ii) if sent by electronic transmission to the Shareholder of record at the Shareholder's last known address for electronic delivery as recorded on the register of the Trust, (iii) if mailed or sent by electronic delivery to one or more members of the Shareholder's household in accordance with applicable law or regulation, or (iv) if otherwise sent in accordance with applicable law or regulation.>

          Section   ~~Voting~~ <6.8. Voting> Powers.  The Shareholders shall have power to vote only (i) for the election ~~and~~ <of Trustees when that issue is submitted to Shareholders, and for the> removal of Trustees as provided in Section 2.2 hereof, (ii) with respect to any investment advisory or management contract ~~as provided in Section 4.1 hereof~~ <on which a shareholder vote is required by the 1940 Act>, (iii) with respect to termination of the Trust <or any series or class to the extent and> as provided in Section 9.2 hereof, (iv) with respect to any amendment of  ~~this~~ <the> Declaration to the extent and as provided in Section 9.3 hereof, (v) with respect to any merger, consolidation or sale of assets ~~as provided in Sections 9.4 and 9.6 hereof, (vi) with respect to incorporation of the Trust or any series~~ to the extent and as provided in ~~Sections 9.5 and 9.6~~ <Section 9.4> hereof, ~~(vii)~~<(vi)> to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and ~~(viii)~~<(vii)> with respect to such additional matters relating to the Trust as may be required by the Declaration, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any ~~state~~  <other regulator having jurisdiction over the Trust>, or as the Trustees may consider necessary or desirable.

~~Each whole Share~~
          <A Shareholder of each series or class> shall be entitled to one vote ~~as to any~~ <for each dollar of net asset value (number of Shares owned times net asset value per Share) of such series or class, on each> matter on which ~~it~~ <such Shareholder> is entitled to vote and each fractional ~~Share~~ <dollar amount> shall be entitled to a proportionate fractional vote, except that <the Trustees may, in conjunction with the establishment of any series or class of Shares (but subject to applicable law), establish conditions under which the several series or classes shall have separate or no voting rights.> Shares held in the treasury of the Trust shall not be voted.

~~Shares shall be voted by individual~~
          <Except when a larger vote is required by applicable law or by any provision of the Declaration or the By-Laws, if any, Shares entitled to vote and representing a majority of the voting power of the Shares voted on the matter in person or by proxy shall decide any matter and a plurality shall elect a Trustee, provided that where any provision of law or of the Declaration requires that the holders of any> series or class <shall vote as a series or class, then Shares representing a majority of the voting power of the Shares of that series or class entitled to vote and voted on the matter shall decide that matter insofar as that series or class is concerned, and provided further that subject to applicable law, abstentions and broker non-votes shall not be counted as having been voted on the applicable matter.

          Shares of all series shall be voted in the aggregate> on any matter submitted to a vote of the Shareholders of the Trust except as provided in Section 6.9(g) hereof. There shall be no cumulative voting in the election of Trustees. Until Shares are issued <and during any period when no Shares are outstanding>, the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration or the By-Laws to be taken by Shareholders. At any meeting of Shareholders of the Trust or ~~of~~ any series or class of the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and ~~which are not otherwise represented in person or by proxy at the meeting~~  <for which no voting instructions are received>, proportionately in accordance with the votes cast by ~~beneficial owners~~ <holders> of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for quorum purposes. The By-Laws may include further provisions for Shareholder votes and meetings and related matters.

~~Section   Series and Class Designation.~~
~~As set forth in Appendix I hereto, the Trustees have authorized the division of Shares into series and classes, as designated and established pursuant to the provisions of Appendix I and this~~
          Section 6.9. ~~The~~ <Series of Shares. Shares of the Trust may be divided into series, the number and relative rights, privileges and preferences of which shall be established and designated by the> Trustees, in their discretion, ~~may~~ <in accordance with the terms of this Section 6.9. The Trustees may from time to time exercise their power to> authorize the division of Shares into one or more ~~additional series, which may be divided into~~ <series by establishing and designating> one or more ~~classes, and the different series and classes shall be established and designated, and the variations in the relative rights, privileges and preferences as between the different series and classes shall be fixed and determined by the Trustees~~ <series of Shares> upon and subject to the following provisions:

          (a)          All Shares shall be identical <(subject to such variations between classes of Shares as may be permitted in accordance with the terms of Section 6.10 hereof)> except that there may be such variations ~~as shall be fixed and determined~~ <between different series as are approved> by the Trustees ~~between different series and different classes thereof as to-purchase price, right of redemption and the price, terms and manner of redemption, and special and relative rights as to dividends and on liquidation.~~ <and as are consistent with applicable law.>

          (b)          The number of authorized Shares and the number of Shares of each series ~~or classes~~ that may be issued shall be unlimited. The Trustees may classify or reclassify any ~~unissued Shares or any~~ <Shares of any Series, including outstanding Shares, unissued Shares and> Shares previously issued and reacquired ~~of any series or classes~~<,> into one or more series  ~~or classes~~ that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other series ~~or class)~~<)>, reissue for such consideration and on such terms as they may determine, or cancel any Shares of any series ~~or class~~ reacquired by the Trust at their discretion from time to time.

          (c)          All consideration received by the Trust for the ~~issuance~~ <issue> or sale of Shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income ~~and~~<,> earnings ~~thereon~~, profits ~~therefrom~~, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors of such series, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits~~,~~ <and> proceeds <thereof>, funds<,> or payments which are not readily identifiable as belonging to any particular series, the Trustees shall allocate them ~~to and~~ among any one or more of the series established and designated from time to time in such manner and on such basis as ~~the Trustees~~ <they>, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all series for all purposes. No Shareholder of any particular series shall have any claim on or right to any assets allocated or belonging to any other series of Shares. <No Shareholder of any particular series shall be entitled to participate in a derivative or class action on behalf of any other series or the Shareholders of any other series.>

          (d)          The assets belonging to each particular series shall be charged with the liabilities of the Trust in respect of that series ~~,~~ and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all series ~~and classes~~ for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. Under no circumstances shall the assets allocated or belonging to any particular series be charged with liabilities~~, expenses, costs, charges or reserves~~ attributable to any other series. All Persons who have extended credit which has been allocated to a particular series, or who have a claim or contract which has been allocated to any particular series, shall look only to the assets of that particular series for payment of such credit, claim or contract.

          (e)          The power of the Trustees to invest and reinvest the Trust Property allocated or belonging to any particular series shall be governed by Section 3.2 hereof unless otherwise provided in the instrument of the Trustees establishing such series ~~which is hereinafter described~~.

          (f)          Each Share of a series shall represent a beneficial interest in the net assets allocated or belonging to such series only, and such interest shall not extend to the assets of the Trust generally. Dividends and distributions on Shares of a particular series ~~or of any class thereof~~ may be paid with such frequency as the Trustees may determine, which may be monthly or otherwise, pursuant to a standing ~~vote or votes~~ <resolution or resolutions> adopted only once or with such frequency as the Trustees may determine, to the Shareholders of that series ~~or class~~ only, from such of the income and capital gains, accrued or realized, from the assets belonging to that series, ~~or allocable to that class,~~ as the Trustees may determine, after providing for actual and accrued liabilities belonging to that series ~~or allocable to that class. All~~<. Subject to differences among classes, all> dividends and distributions on Shares of a particular series ~~or class thereof~~ shall be distributed pro rata to the Shareholders of that series in proportion to the number <and value> of Shares of that series ~~or class~~ held by such Shareholders at the date and time of record established for the payment of such dividends or distributions. Shares of any particular series of the Trust may be redeemed solely out of Trust Property allocated or belonging to that series. Upon liquidation or termination of a series of the Trust, Shareholders of such series shall be entitled to receive a pro rata share of the net assets of such series ~~(or allocable to that series)~~ only.

          (g)          Notwithstanding any provision hereof to the contrary, on any matter submitted to a vote of the Shareholders of the Trust, all Shares <of all series> then entitled to vote shall be voted ~~by individual series or class~~ <in the aggregate>, except that (i) when required by the 1940 Act to be voted ~~in the aggregate~~ <by individual series or class>, Shares shall not be voted ~~by individual series or classes,~~ <in the aggregate,> and (ii) ~~subject to the foregoing clause (i),~~ when the Trustees have determined that ~~the~~ <a> matter affects only the interests of Shareholders of ~~one or more~~ <particular> series or classes <of Shares>, only Shareholders of such series or classes <of Shares, as applicable,> shall be entitled to vote thereon.

          <Section 6.10. Classes of Shares. The Trustees may, in their discretion, authorize the division of Shares of the Trust (or any series of the Trust) into one or more classes, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of the 1940 Act. The number of Shares of each class that may be issued is unlimited, and the Trustees may classify or reclassify any Shares of any class, including outstanding Shares, into one or more classes that may be established and designated from time to time. All Shares of a class shall be identical with each other and with the Shares of each other class of the Trust or the same series of the Trust (as applicable), except for such variations between classes as may be approved by the Board of Trustees and not prohibited by the 1940 Act.

          Section 6.11 Series and Class Designations.>~~(h)~~ The establishment and designation of any series or class of Shares shall be effective <(a)> upon the execution by a majority of the <then> Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series or class, ~~or as otherwise provided in such instrument, or upon a resolution adopted by~~ <(b) upon the vote of> a majority of the Trustees ~~and the execution~~ <as set forth in an instrument executed> by an officer of the Trust ~~on behalf of~~<, or (c) at such other time as> the ~~Trustees of an~~ instrument ~~setting forth such establishment and designation and the relative rights and preferences of such series or class, or as otherwise provided in such instrument. At~~ <referred to in the foregoing clause (a) or the vote referred to in the foregoing clause (b) may provide. The Trustees may at> any time ~~that there are no Shares outstanding of any particular series or class previously established and designated, the Trustees may~~ by an instrument executed by a majority of their number abolish ~~that~~ <any> ; series or class and the~~.~~ establishment and designation thereof. Each instrument referred to in this paragraph shall ~~have the status of~~ <be> an amendment to ~~this~~ <the> Declaration.

          <The series of Shares existing as of the date hereof are set forth in Appendix A hereto.>

          <No Shares of any series have, as of the date hereof, been divided into classes.>

~~In case any Shareholder at any time desires to dispose of his Shares, he may deposit his certificate or certificates therefor, duly endorsed in blank or accompanied by an instrument of transfer executed in blank, or if the Shares are not represented by any certificate, a written request or~~

<ARTICLE VII
REDEMPTIONS

          Section 7.1. Redemptions. All Shares shall be redeemable based on a redemption price determined in accordance with this Section 7.1 and Article VIII of the Declaration. Redeemed Shares may be resold by the Trust. The Trust shall redeem the Shares at the price determined as hereinafter set forth, upon acceptance of the appropriately verified application of the record holder thereof (or upon such >other ~~such~~ form of request as the Trustees may <determine) at such office or agency as may be designated> from time to time ~~authorize, at the office of the Transfer Agent, or at the office of any bank or trust company, either in or outside of the Commonwealth of Massachusetts, which is a member of the Federal Reserve System and which the said Transfer Agent has designated in writing~~ for that purpose~~, together with an irrevocable offer in writing in a form acceptable to the Trustees to sell the Shares represented thereby to the Trust~~ <in the Trust's then effective registration statement under the Securities Act of 1933 and the 1940 Act. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, in the Trust's registration statement regarding the redemption of Shares. Shares shall be redeemed> at the net asset value ~~per Share~~ thereof~~,~~ next determined after ~~such deposit as provided in~~ <acceptance of such request, less any applicable redemption fee or sales charge.

          Subject to> Section ~~8.1~~ <7.2> hereof~~. Payment~~<, payment> for said Shares shall be made to the Shareholder  ~~within seven days after the date on which the deposit is made, unless (i) the date of payment is postponed pursuant to~~ <in cash or in property at such time and in such manner not inconsistent with the 1940 Act or other applicable law. Except as expressly determined by the Trustees, Shareholders shall not have the right to have Shares redeemed in-kind.>

          Section 7.2<. Suspension> ~~hereof, or (ii) the receipt, or verification of receipt, of the purchase price for the Shares to be redeemed is delayed, in either of which events payment may be delayed beyond seven days.Section   Suspension~~ of Right of Redemption.  The Trust may declare a suspension of the right of redemption or postpone the date of payment of the redemption proceeds ~~for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary week-end and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets, or (iv) during which the Commission for the protection of Shareholders by order permits the suspension of the~~ <of any series or class as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trust shall specify, and thereafter there shall be no> right of redemption or ~~postponement of the date of~~ payment of the redemption proceeds ~~; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (ii), (iii) or (iv) exist. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment of the redemption proceeds~~ until the Trust shall declare the suspension at an end~~, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which, in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive)~~. In the case of a suspension of the right of redemption, a Shareholder may either withdraw ~~his~~ <the Shareholder's> request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

          Section   ~~Disclosure~~ <7.3. Redemption of Shares; Disclosure> of Holding. <The Trustees may, in their discretion, require>  ~~The Shareholders of~~ the Trust ~~shall upon demand disclose to~~ <to redeem Shares held by any Shareholder for any reason under terms set by> the Trustees ~~in writing such information with respect to direct and~~<, including, but not limited to, (i) the determination of the Trustees that direct or> indirect ownership of Shares of ~~the Trust as the Trustees deem necessary to comply with the provisions of the Code, or to comply with the requirements of any other authority. Upon~~ <any series has or may become concentrated in such Shareholder to an extent that would disqualify that series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), (ii)> the failure of a Shareholder to <supply a tax identification number if required to do so, (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to that Shareholder, (iv) the value of a Shareholder's Shares being> ~~disclose such information and to comply with such demand of the Trustees, the Trust shall have the power to redeem such Shares at a redemption price determined in accordance with Section 7.1 hereof.~~

~~Section   Redemptions of Accounts of Less than Minimum Amount.~~
~~The Trustees shall have the power, and any Shareholder Servicing Agent with whom the Trust has so agreed (or a subcontractor of such Shareholder Servicing Agent) shall have the power, at any time to redeem Shares of any Shareholder at a redemption price determined in accordance with Section 7.1 hereof if at such time the aggregate net asset value of the Shares owned by such Shareholder is~~ less than a minimum amount ~~as determined~~ <established> from time to time ~~and disclosed in a prospectus or offering memorandum~~ <by the Trustees, (v) failure of a Shareholder to meet or maintain the qualifications for ownership of a particular class of Shares, or (vi) the determination by the Trustees or pursuant to policies adopted by the Trustees that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders> of the Trust or ~~in the Shareholder Servicing Agent's (or sub-contractor's) agreement with its customer. A Shareholder~~ <applicable series or class. The redemption> shall be ~~notified that the aggregate value of his Shares is less than such minimum amount and allowed 60 days to make an additional investment before redemption is processed.~~ <effected at the redemption price and in the manner provided in Section 7.1 hereof.

          The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended (or any successor statute thereto), or to comply with the requirements of any other law or regulation, and ownership of Shares may be disclosed by the Trustees if so required by law or regulation.>

ARTICLE <VIII>

DETERMINATION OF NET ASSET VALUE,
NET INCOME AND DISTRIBUTIONS

          The Trustees, in their absolute discretion, may prescribe and shall set forth in the By-~~Laws~~ <laws> or in a duly adopted vote ~~or votes~~ of the Trustees such bases and times for determining the per Share net asset value of the Shares or net income, or the declaration and payment of dividends and distributions, as they may deem necessary or desirable.

ARTICLE <IX>

DURATION; TERMINATION OF TRUST;
AMENDMENT~~:~~<;> MERGERS, ETC.

          Section <9.1. Duration.>  ~~Duration.~~   The Trust shall continue without limitation of time but subject to the provisions of this Article IX.

          Section   ~~Termination~~ <9.2. Termination> of Trust.  (a) The Trust may be terminated <at any time> ~~(i)~~  by a Majority Shareholder Vote of its Shareholders~~, or (ii) by the Trustees by written notice to the Shareholders~~. Any series ~~or class~~ of the Trust<, or any class of any series,> may be terminated <at any time> (i) by a Majority Shareholder Vote of the Shareholders of that series or class, or (ii) by the Trustees by written notice to the Shareholders of that series or class.
~~(A)~~ Upon the termination of the Trust or any series of the Trust:

          (i)          The Trust or series of the Trust shall carry on no business except for the purpose of winding up its affairs;

          (ii)          The Trustees shall proceed to wind up the affairs of the Trust or series of the Trust and all the powers of the Trustees under ~~this~~ <the> Declaration shall continue until the affairs of the Trust or series of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust~~, collect the assets of the Trust~~  or series of the Trust, <collect its assets,> sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property ~~of the~~ <or> Trust ~~or series~~ < Property> of the ~~Trust~~ <series> to one or more Persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay ~~the~~ <its> liabilities ~~of the Trust or series of the Trust~~, and ~~to~~ do all other acts appropriate to liquidate ~~the~~ <its> business ~~of the Trust or series of the Trust; provided, that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all of the Trust Property of the Trust or series of the Trust as a whole to any Person proposing to carry on the business of the Trust or such series shall require Shareholder approval in accordance with Section 9.4 or 9.6 hereof, respectively~~; and

          (iii)          After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property ~~of the~~ <or> Trust ~~or series~~ <Property> of the ~~Trust~~ <series>, in cash or in kind or partly in cash and partly in kind, among the Shareholders of the Trust or < the> series ~~of the Trust or of any class thereof~~ according to their respective rights.

~~(B) Upon~~
<The foregoing provisions shall also apply, with appropriate modifications as determined by the Trustees, to> the termination of any class ~~of Shares (unless such termination is in conjunction with the~~<.

          (b)          After> termination of the Trust or ~~of the applicable series of the Trust, in which case the provisions of the foregoing clause (A) shall apply), the Trust shall redeem the outstanding Shares of such class, in cash or in kind or partly in cash and partly in kind, in accordance with Section 7.1 of this Declaration and the applicable rights of shareholders of that class.~~
~~(C) After termination of the Trust or any~~ series or class ~~of the Trust~~ and distribution to the Shareholders of the Trust~~,~~ <or> series or class ~~of the Trust~~ as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder with respect to the Trust~~,~~ <or> series or class ~~of the Trust~~, and the rights and interests of all Shareholders of the Trust~~,~~ <or> series or class ~~of the Trust~~ shall thereupon cease.

          Section   ~~Amendment~~ <9.3. Amendment> Procedure. <(a) Except as specifically provided herein, the Trustees may, without any>  ~~(a) This Declaration may be amended by a Majority~~ Shareholder ~~Vote of the Shareholders or by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of the Shares of~~ <vote, amend or otherwise supplement the Declaration by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration. Without limiting the foregoing power reserved to the Trustees,> the ~~Trust. The~~ Trustees may ~~also amend this Declaration~~<,> without ~~the vote or consent of Shareholders~~ <any Shareholder vote, amend the Declaration> to designate  ~~series in accordance with Section 6.9 hereof~~ <or redesignate series or classes>, to change the name<, principal office or registered agent> of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or <if they deem it necessary or advisable,> to conform ~~this~~ <the> Declaration to the requirements of applicable ~~federal laws or regulations or the requirements of the regulated investment company provisions o f~~ <law, including the 1940 Act and> the Internal Revenue Code of 1986, as amended~~, or to (i) change the state or other jurisdiction designated herein as the state or other jurisdiction whose laws. shall be the governing law hereof, (ii) effect such changes herein as the Trustees find to be necessary or appropriate (A) to permit the filing of this Declaration under the laws of such state or other jurisdiction applicable to trusts or voluntary associations, (B) to permit the Trust to elect to be treated as a "regulated investment company" under the applicable provisions of the Internal Revenue Code of 1986, as amended, or (C) to permit the transfer of shares (or to permit the transfer of any other beneficial interests or shares in the Trust, however denominated), and (iii) in conjunction with any amendment contemplated by the foregoing clause (i) or the foregoing clause (ii) to make any and all such further changes or modifications to this Declaration as the Trustees find to be necessary or appropriate, any finding of the Trustees referred to in the foregoing clause (ii) or clause (iii) to be conclusively evidenced by the execution of any such amendment by a majority of the Trustees~~ <(or any successor statute thereto)>, but the Trustees shall not be liable for failing <to do so. Shareholders shall have the right to vote on (i)> ~~so to do.~~

~~(b) Notwithstanding paragraph (a) of this Section 9.3,~~ any amendment ~~which the Trustees have determined~~ <that> would affect ~~the rights, privileges or interests of holders of a particular series or class of Shares, but not the rights, privileges or interests of holders of all series or classes of Shares generally, and which would otherwise~~ <their right to vote granted in Section 6.8, (ii) any amendment to this Section 9.3(a), (iii) any amendment as may be required by law, or by the Trust's registration statement, to be approved by Shareholders, and (iv) any amendment submitted to them by the Trustees. Any amendment on which Shareholders have the right to vote shall> require a Majority Shareholder Vote ~~under paragraph (a) of this Section 9.3, may be made with the vote or consent by a Majority Shareholder Vote of~~ <of the Shareholders of the Trust or the written consent, without a meeting, of the holders of Shares representing not less than a majority of the voting power of the Shares of the Trust. Notwithstanding the foregoing, if the Trustees shall determine that any amendment required or permitted to be submitted to Shareholders would affect only the interest of Shareholders of particular series or classes of Shares, then only> Shareholders of such series or ~~class.~~ <classes, as applicable, shall be entitled to vote thereon, and no vote of Shareholders of any other series or classes shall be required. >

~~(c) Notwithstanding any other provision of this Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by shareholders to either invest all or a portion of the Trust Property, or sell all or a portion of the Trust Property and invest the proceeds of such sales, in another investment company that is registered under the 1940 Act.~~

~~(d) Notwithstanding any other provision hereof, no amendment may be made under this Section 9.3 which would change any rights with respect to the Shares, or any series or class of Shares, by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the Majority Shareholder Vote of the Shares or that series or class of Shares.~~

          <(b)>          Nothing contained in ~~this~~ <the> Declaration shall permit the amendment of ~~this~~ <the> Declaration to impair the exemption from personal liability of the Shareholders, <former Shareholders,> Trustees, <Trustees Emeritus,> officers, employees and agents of the Trust or to permit assessments upon Shareholders <or former Shareholders. Notwithstanding anything else herein, any amendment to Section 5.3 shall not limit the rights to indemnification provided therein with respect to actions or omissions of persons entitled to indemnification under such Section prior to such amendment.

          (c)>~~(e)~~          A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders <(if applicable)> or by the Trustees as aforesaid <or a copy of the Declaration, as amended>, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

~~(f)~~
          <(d)>          Notwithstanding any other provision hereof, until such time as ~~a registration statement under~~ <Shares of a particular series or class are first issued> the ~~Securities Act of 1933, as amended, covering the first public offering of Shares of the Trust shall have become effective, this~~ Declaration may be < terminated or> amended in any respect <as to that series or class, and as to any series or class in which Shares are not outstanding,> by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

          Section   ~~Merger~~ <9.4. Merger>, Consolidation and Sale of Assets. <Subject to applicable law and except as otherwise provided in Section 9.5 hereof, the Trust or any series or class thereof> ~~The Trust~~  may~~.~~ merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property (or all or substantially all of the Trust Property allocated or belonging to a particular series <or class> of the Trust) including its good will, upon such terms and conditions and for such consideration when and as authorized <(a)> at any meeting of Shareholders called for such purpose by the vote of ~~the holders of~~  <Shares representing> two-thirds of the <voting power of the> outstanding Shares of all series of the Trust voting as a single class~~, or of the affected series of the Trust, as the case may be, or by an instrument or instruments in writing without a meeting, consented to~~ <if the entire Trust is merging, consolidating or disposing of assets,> by the vote of ~~the holders of~~ <Shares representing> two-thirds of the <voting power of the outstanding Shares of the particular series if the entire series is merging, consolidating or disposing of assets, or by the vote of Shares representing two-thirds of the voting power of the outstanding Shares of a class if only that class is merging, consolidating or disposing of assets, or (b) by the written consent, without a meeting, of the holders of Shares representing two-thirds of the voting power of the> outstanding Shares of all series of the Trust voting as a single class, or of the ~~affected series of the Trust, as the case may be~~ <particular series or class as described above>; provided, however, that if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, ~~the vote or written consent by~~ <a> Majority Shareholder Vote <of all series of the Trust voting as a single class, or of the particular series or class as described above, or the written consent of the holders of Shares representing a majority of the voting power of the outstanding Shares of all series of the Trust voting as a single class, or of the particular series or class as described above,> shall be sufficient authorization~~; and any~~<. Any> such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the Commonwealth of Massachusetts. <Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.> Nothing contained herein shall be construed as requiring approval of Shareholders for any sale of assets in the ordinary course of the business of the Trust<, or for any transaction, whether deemed a merger, consolidation, reorganization or exchange of shares or otherwise, whereby the Trust issues shares of one or more series or classes in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity.>

          Section   ~~Incorporation~~ <9.5. Incorporation>, Reorganization. <The Trustees may, without the vote or consent of Shareholders,>  ~~With the approval of the holders of a majority of the Shares outstanding and entitled to vote, the Trustees may~~ cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction, or any other trust <or series or class of a trust>, unit investment trust, partnership, <limited liability company,> association or other organization to ~~take over~~ <acquire> all <or a portion> of the Trust Property <(or all or a portion of the Trust Property allocated or belonging to a particular series or class)> or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer ~~the~~ <such> Trust Property to any such corporation, trust <or series or class of a trust> , partnership, <limited liability company,> association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization in which the Trust holds or is about to acquire shares or any other interest. ~~Subject to Section 9.4 hereof, the~~ <The> Trustees may also<, without the vote or consent of Shareholders,> cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust <(or series or class thereof)>, partnership, association or other organization if and to the extent permitted by law. ~~Nothing contained in~~ <The Trustees shall provide written notice to affected Shareholders of each transaction pursuant to> this Section 9.5<. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases,> ~~shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organization or entities.~~
~~Section   Incorporation or Reorganization of Series.~~
~~With the approval of a Majority Shareholder Vote of any series, the Trustees may sell, lease or~~ exchange ~~all of the Trust Property allocated or belonging to that series, or cause to be organized or assist in organizing a corporation or corporations under the laws of any other jurisdiction~~ <offers>, or any other ~~trust, unit investment trust, partnership, association or other organization, to take over all of the Trust Property allocated or belonging to that series and to sell, convey and transfer such Trust Property to any such corporation, trust, unit investment trust, partnership, association, or other organization in exchange for the shares or securities thereof or otherwise.~~ <method approved by the Trustees.>

~~ARTICLE~~
~~REPORTS TO SHAREHOLDERS AND SHAREHOLDER COMMUNICATIONS~~

~~The Trustees shall at least semi-annually submit to the Shareholders a written financial report of the transactions of the Trust, including financial statements which shall at least annually be certified by independent public accountants.~~

ARTICLE <X>
MISCELLANEOUS

          <Section 10.1. Filing. The> Declaration and any <subsequent> amendment hereto shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and in such other place or places as may be required under the laws of the Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate<, provided that the failure to so file shall not invalidate this instrument or any properly authorized amendment hereto>. Each amendment so filed shall ~~state or~~ be accompanied by a certificate signed and acknowledged by ~~a~~ <an officer or> Trustee stating that such action was duly taken in ~~the~~ <a> manner provided herein, and unless such amendment or such certificate sets forth some ~~later~~ < other> time for the effectiveness of such amendment, such amendment shall be effective upon its filing. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of ~~this~~ <the> original Declaration and the various amendments thereto.

          Section <10.2. Governing Law. The>  ~~Governing Law.~~
~~This~~ Declaration is executed by the Trustees and delivered in the Commonwealth of Massachusetts and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said Commonwealth.

          Section   ~~Counterparts.~~  <10.3. Principal Office. The principal office of the Trust is 536 Broadway, 7th Floor, New York, New York 10012. The agent for service of process in the Commonwealth of Massachusetts is Amy L. Domini, 230 Congress Street, Boston, Massachusetts 02110. The Trustees, without a vote of Shareholders, may change the principal office or registered agent of the Trust.>

          <Section 10.4. Counterparts. The> Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

          Section <10.5. Reliance by Third Parties.>  ~~Reliance by Third Parties.~~   Any certificate executed by an individual who, according to the records of the Trust, ~~is a~~ <appears to be an officer or> Trustee hereunder<,> certifying to: (i) the number or identity of Trustees or Shareholders, (ii) the due authorization of the execution of any instrument or writing, (iii) the form of any vote passed at a meeting of Trustees or Shareholders, (iv) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of ~~this~~ <the> Declaration, (v) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or (vi) the existence of any fact or facts which in any manner relates to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

          Section   ~~Provisions~~ <10.6. Provisions> in Conflict with Law or Regulations.            (a)          The provisions of ~~this~~ <the> Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any <of> such  ~~provision~~ <provisions> is in conflict with the 1940 Act, the regulated investment company <or other> provisions of the Internal Revenue Code of 1986, as amended <(or any successor statute thereto)>, or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of ~~this~~ <the> Declaration; provided<,> however, that such determination shall not affect any of the remaining provisions of ~~this~~ <the> Declaration or render invalid or improper any action taken or omitted prior to such determination.

          (b)          If any provision of ~~this~~ <the> Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration in any jurisdiction.

~~Section   Principal Office.  The principal office of the Trust is 6 St. James Avenue, 9th Floor, Boston, Massachusetts 02116.~~

          <IN WITNESS WHEREOF, the undersigned have executed this instrument as of the     day of         ,      .>

<[Trustee Signature Lines]

Appendix A>
~~Appendix I~~

~~DOMINI INSTITUTIONAL TRUST~~

Establishment and
Designation of Series of Shares of
Beneficial Interest (par value $0.00001 per share)

~~Pursuant to Section 6.9 of Declaration of Trust, dated as of April 1, 1996 (the "Declaration of Trust"), of Domini Institutional Trust (the "Trust"), the~~
          <The> Trustees of the Trust ~~hereby establish and designate one initial series~~ <, acting pursuant to the Trust's Declaration, have previously established and designated the series (the "Fund")> of Shares ~~(as defined in the Declaration of Trust) (the "Fund") to have the following special and relative rights:~~ <of Beneficial Interest listed below.>

          1.          The Fund ~~shall be designated as follows~~ <is>:

                              Domini Institutional Social Equity Fund

          2.          The Fund shall be authorized to hold cash, invest in securities, instruments and other ~~properties~~ < property> and use investment techniques as from time to time described in the Trust's <then currently effective> registration statement under the ~~Investment Company Act of 1940, as amended (the "1940 Act"), as such registration statement may be amended from time to time,~~ <Securities Act of 1933> to the extent pertaining to ~~such~~ <the offering of Shares of the> Fund. Each Share of ~~a~~ <the> Fund shall be redeemable~~, shall be entitled to one vote (or fraction thereof in respect of a fractional share) on matters on which Shares~~ <as provided in the Declaration. Subject to differences among classes, each Share> of the Fund shall be entitled to vote <on matters on which Shares of the Fund shall be entitled to vote as provided in Section 6.8 of the Trust's Declaration of Trust>, shall represent a pro rata beneficial interest in the assets allocated or belonging to the Fund, and shall be entitled to receive its pro rata share of the net assets of the Fund upon liquidation of the Fund, all as provided in Section 6.9 of the Declaration of Trust. The proceeds of sales of Shares of ~~a~~ <the> Fund, together with any income and gain thereon, less any diminution or expenses thereof, shall irrevocably belong to ~~that~~ <the> Fund, unless otherwise required by law.

          3.          Shareholders of the Fund shall vote separately as a class on any matter to the extent required by, and any matter shall  ~~be deemed to~~ have been <deemed> effectively acted upon with respect to the Fund as provided in, Rule 18f-2, as from time to time in effect, under the 1940 Act~~,~~ or any successor rule, and ~~by~~ the Declaration  ~~of Trust~~.

          4.          The assets and liabilities of the Trust shall be allocated among the Fund and any ~~other~~ series ~~of Shares~~  of the Trust <designated in the future> as set forth in Section 6.9 of the Declaration ~~of Trust~~.

          5.          Subject to the provisions of Section 6.9 and Article IX of the Declaration ~~of Trust~~, the Trustees (including any successor Trustees) shall have the right at any time and from time to time to reallocate assets and expenses~~,~~ <or> to change the designation of the Fund ~~or any other series of Shares of the Trust~~, or otherwise to change the special and relative rights of the Fund ~~or any series of Shares of the Trust.~~ <.

          6.          The Fund may be terminated by the Trustees at any time by written notice to the Shareholders of the Fund.>

          <** 4> IN WITNESS WHEREOF, the undersigned have executed this instrument as of the ~~1st~~<   > day of ~~April, 1996~~ <       ,     >.

<[Trustee signature lines]>

Exhibit D
Current Fundamental Policies of the Fund and the Portfolio:	Proposed Fundamental Policies of the Fund and the Portfolio:
  Each of the Fund and the Portfolio will invest all of its investable assets (either directly or, in the case of the Fund, through the Portfolio) in one or more of: (i) stocks comprising an index of securities selected applying social criteria, which initially will be the Domini 400 Social IndexSM, (ii) short-term debt securities of issuers which meet social criteria, (iii) cash, and (iv) options on equity securities.

  Each of the Fund and the Portfolio will invest all of its investable assets (either directly or, in the case of the Fund, through the Portfolio) in (i) securities and instruments that meet social criteria and (ii) cash.

  Neither the Fund nor the Portfolio may make loans to other persons except (a) through the lending of securities held by either the Fund or the Portfolio and provided that any such loans not exceed 30% of its total assets (taken in each case at market value), or (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets will be invested in repurchase agreements maturing in more than seven days.
Neither the Fund nor the Portfolio may make loans to other persons if such loans are prohibited by the 1940 Act or the rules and regulations promulgated thereunder.
  Neither the Fund nor the Portfolio may borrow money, except that as a temporary measure for extraordinary or emergency purposes either the Fund or the Portfolio may borrow an amount not to exceed 1/3 of the current value of the net assets of the Fund or the Portfolio, respectively, including the amount borrowed (moreover, neither the Fund nor the Portfolio may purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund or the Portfolio, respectively, take in each case at market value) (it is intended that the Portfolio would borrow money only from banks and only to accommodate requests for the withdrawal of all or a portion of a beneficial interest in the Portfolio while effecting an orderly liquidation of securities).
Neither the Fund nor the Portfolio may borrow money if such borrowing is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.
  Neither the Fund nor the Portfolio may invest more than 25% of its assets in any one industry unless the stocks in a single industry were to comprise more than 25% of the Domini 400 Social IndexSM, in which case the Portfolio or the Fund, as applicable, will invest more than 25% of its assets in that industry, and except that the Fund may invest all of its assets in the Portfolio.

  Neither the Fund nor the Portfolio may invest more than 25% of its assets in any one industry except that (i) all or any portion of the assets of the Fund or the Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, (ii) positions in futures contracts shall not be subject to this restriction and (iii) if an investment objective or strategy of the Fund or the Portfolio is to match the performance of an index and the stocks in a single industry comprise more than 25% of such index, the Fund or the Portfolio as applicable, may invest more than 25% of its assets in that industry.

  Neither the Fund nor the Portfolio may purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Fund and Portfolio reserve the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund or the Portfolio).

  Neither the Fund nor the Portfolio may purchase or sell real estate or interests in oil, gas or mineral leases in the ordinary course of business (the foregoing shall not be deemed to preclude the Fund or the Portfolio from purchasing or selling futures contracts or options thereon, and each of the Fund and the Portfolio reserves the freedom of action to hold and to sell real estate acquired as the result of the ownership of securities by the Fund or the Portfolio, as applicable).

  Neither the Fund nor the Portfolio may purchase or sell commodities or commodities contracts in the ordinary course of business (the foregoing shall not preclude the Fund or the Portfolio from purchasing or selling futures contracts or options thereon) .

  Neither the Fund nor the Portfolio may as to 75% of its assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Portfolio's or the Fund's, as applicable, assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States or any agency or instrumentality of the United States), except that for purposes of this restriction the issuer of an option shall not be deemed to be the issuer of the security or securities underlying such contract and except that the Fund may invest all or any portion of its assets in the Portfolio.
It is proposed that this fundamental policy be eliminated.
  Neither the Fund nor the Portfolio may purchase any security or evidence of interest therein on margin, except that either the Fund or the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that either the Fund or the Portfolio may make deposits of initial deposit and variation margin in connection with the purchase, ownership, holding or sale of options.
It is proposed that this fundamental policy be eliminated.
  Neither the Fund nor the Portfolio may write any put or call option or any combination thereof, provided that this shall not prevent (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, or (ii) the purchase, ownership, holding or sale of options on securities.
It is proposed that this fundamental policy be eliminated.
  Neither the Fund nor the Portfolio may make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund or the Portfolio, as applicable, owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 5% of the Fund's or the Portfolio's, as applicable, net assets (taken in each case at market value) is held as collateral for such sales at any one time.
It is proposed that this fundamental policy be eliminated.
  Neither the Fund nor the Portfolio may invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days and other than securities which may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, if the Board of Trustees determines that a liquid market exists for such securities) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days), except that the Fund may invest all or any portion of its assets in the Portfolio.

  It is proposed that this fundamental policy be removed. The Trustees of the Fund and the Portfolio will instead adopt a nonfundamental policy (which can be amended or removed by the Trustees without shareholder approval) stating that not more than 15% of the net assets of the Fund or the Portfolio, as applicable, will be invested in illiquid securities, except that the Fund and the Portfolio may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act or the rules and regulations thereunder.

  Neither the Fund nor the Portfolio may underwrite securities issued by other persons, except that the Fund may invest all or any portion of its assets in the Portfolio and except insofar as either the Fund or the Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a security.

  Neither the Fund nor the Portfolio may underwrite securities issued by other persons, except that all or any portion of the assets of the Fund or the Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except in so far as either the Fund or the Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a security.

  Neither the Fund nor the Portfolio may issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating the third fundamental restriction listed in this Exhibit C.

  Neither the Fund nor the Portfolio may issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

DOMINI INSTITUTIONAL SOCIAL EQUITY FUND

Voting Information

The enclosed proxy statement discusses important issues affecting your investment in the Domini Institutional Equity Fund. To make voting faster and more convenient for you, we're offering the options of voting on the Internet or by telephone instead of completing and mailing the enclosed proxy card. Either method is generally available 24 hours a day, and your vote will be confirmed and posted immediately. If you choose to vote via the Internet or by telephone, do not mail the proxy card.

However you choose to vote, it is important that you vote to save the expense of additional solicitations.

Ways To Vote:

• To vote on the Internet
1. Read the proxy statement.
2. Go to [website].
3. Enter the control number on your proxy card.
4. Follow the instructions on the website.

• To vote by telephone
1. Read the proxy statement.
2. Call toll-free [telephone number].
3. Enter the control number on your proxy card.
4. Follow the recorded instructions.

• To vote by mail
1. Read the proxy statement.
2. Check the appropriate boxes on the proxy card.
3. Return the proxy card in the envelope provided.

If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match the name that appears on the card.

PROXY

DOMINI INSTITUTIONAL SOCIAL EQUITY FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 7, 2001

The undersigned, revoking prior proxies, hereby appoints Amy L. Domini, Carole M. Laible, Sigward M. Moser and David P. Wieder, and each of them, proxies with several powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of the Domini Institutional Social Equity Fund to be held at Bingham Dana LLP, 150 Federal Street, 16th Floor, Boston, Massachusetts, on May 7, 2001, or at any adjournment thereof, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy Statement, which have been received by the undersigned.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. All proposals (set forth on the reverse of this proxy card) have been proposed by the Board of Trustees. If no direction is given on these proposals, this proxy card will be voted "FOR" the nominees and "FOR" Proposals 1, 3, 4 and 5. The proxy will be voted in accordance with the holder's best judgment as to any other matters.
__________________________________________________________________________
Please vote and sign on reverse side and return promptly in enclosed envelope.
__________________________________________________________________________
Please sign this proxy exactly as your name or names appear on the reverse side of this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
__________________________________________________________________________

[X]	Please mark votes as in this example

Domini Institutional Social Equity Fund

1.	To approve a Submanagement Agreement with SSgA Funds Management, Inc.	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]
2.	To elect a Board of Trustees.	FOR ALL NOMINEES [ ]	WITHHOLD [ ]	FOR ALL EXCEPT [ ]
Nominees:
Amy L. Domini Julia Elizabeth Harris Kirsten S. Moy William C. Osborn Karen Paul Gregory A. Ratliff Frederick C. Williamson, Sr.

If you do not wish your shares voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

3.	To authorize the Trustees to adopt a new Declaration of Trust.	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]
4.	To approve changes to and the elimination of certain fundamental investment policies.	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]
5.	To approve the selection of KPMG LLP as independent certified accountants.	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Please be sure to sign and date this proxy.	Date:
_________________________ Shareholder Sign Here	_________________________ Co-owner Sign Here

Record Date Shares: